UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period: 4/30/10

Item 1.  Reports to Stockholders.

Toews Hedged Emerging Markets Fund

Annual Report

April 30, 2010

Investor Information: 1-877-558-6397

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Toews Hedged Emerging Markets Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders,

Emerging Markets and our Dynamic Hedging Strategy

Investing in emerging markets has the potential to generate high returns and also bring potential diversification benefits. Our case for emerging markets is justified by four principal causes:

•

Emerging markets (EM) possess a high rate of growth of GDP relative to developed countries

•

Emerging markets are expected to be an increasing percentage of global GDP

•

Emerging markets return on equity is attractive

•

Due to future age & wealth demographics, developed markets may be unable to provide equity rates of return US investors have come to expect

Yet despite the many reasons for investing in emerging markets, our research has shown that emerging markets exhibit higher volatility than their developed country counterparts and have increased losses during crisis markets.  This trend has continued during the past two years.  During 2008, emerging markets lost 53.3% compared with a loss of 43.4% in the MSCI EAFE index.  As of December 31, 2009, emerging markets had gained 74.5% during 2009 relative to a gain of 27.75% in developed countries.

As a consequence of increased emerging markets volatility, as well as a high correlation with developed country markets, the addition of emerging markets to portfolios predictably increases volatility.  The characteristics of high volatility, coupled with the possibility of high returns, make EM ideal for risk amelioration strategies.  The objective of our emerging markets strategy is to provide investors access to emerging markets while reducing the risk of significant loss.  By doing so, we allow investors access to this potentially lucrative market without meaningfully increasing overall portfolio risk.

Our Strategy and Fund Performance

Our dynamic hedging system enters and exits markets based entirely on asset class price movements.  When prices are rising, the system is fully invested in equities and we attempt to replicate the MSCI Emerging Markets Index.  At every point during a rising market our system maintains an exit point at some percent below the market at which we will exit.  As prices rise, the exit level “rolls up” at a rate that correlates roughly to the rate of increase of index prices.

From the Fund launch on May 15, 2009 through early November 2009, the parameters for a sale out of the index were never met.  Our Fund remained fully invested for this period.  In early November of 2009 we reduced our exposure to the index slightly only to restore it to 100% a few market days later.  We remained long until late January when we reduced our exposure to MSCI Emerging Markets index to 0%.  In early March of 2010, we restored our participation in the index to 100% and remained long for the rest of the period covered in this letter (April 30th).

Several factors have affected Fund performance relative to the MSCI Emerging Markets Index.   The Fund underperformed the index during the first day after the launch as it was scaling up to be fully invested in the index.  Also, the Fund attempts to participate in index performance by employing an index replication strategy.  Index participation may vary from the index due to a difference in the performance of these instruments relative to the underlying index.  Obviously, our performance will differ significantly when we reduce our exposure based on our risk management strategy.

Our Outlook

Since market bottom of October of 2008 through the end of April 2010, the MSCI Emerging Markets index increased nearly 130%.  In our experience, big market gains increase the possibility that the market will fall and vice versa.  However, there are also instances when markets have continued to advance for long periods after significant increases.  Our system affords us the ability to stay committed to emerging markets as long as they are rising and to exit once they turn lower and meet our parameters for a sale.

We thank you for the confidence you have placed in us.

Warmest Regards,

Phillip R. Toews

Randall D. Schroeder

Co-Portfolio Manager

Co-Portfolio Manager

Toews Hedged Emerging Markets Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through April 30, 2010*

Non-Annualized Total Returns as of April 30, 2010

Since Inception*
Toews Hedged Emerging Markets Fund	29.12%
S&P 500	37.03%

________________

* Commencement of operations is May 18, 2009.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark. Total return figures are since April 30, 2010.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 1.72%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call (877) 558-6397.

PORTFOLIO ANALYSIS (Unaudited) As of April 30, 2010
Percent of Net Assets
Exchange Traded Funds	99.92%
Short-Term Investments	0.10%
Liabilities in Excess of Other Assets	(0.02)%
Total	100.00%

.

Toews Hedged Emerging Markets Fund
PORTFOLIO OF INVESTMENTS
April 30, 2010

Shares	Security	Market Value

	EXCHANGE TRADED FUNDS - 99.92%
	EQUITY FUNDS - 99.92%
925,500	iShares MSCI Emerging Markets Index Fund	$ 38,917,275
720,500	Vanguard Emerging Markets ETF	30,304,230
	TOTAL EXCHANGE TRADED FUNDS	69,221,505
	( Cost - $66,707,452)

	SHORT-TERM INVESTMENT - 0.10%
70,512	AIM STIT Liquid Assets Portfolio, 0.06%*	70,512
	TOTAL SHORT-TERM INVESTMENT	70,512
	( Cost - $70,512)

	TOTAL INVESTMENTS - 100.02%
	( Cost - $66,777,964) (a)	69,292,017
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.02) %	(14,544)
	NET ASSETS - 100.00%	$ 69,277,473

_________
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,777,964 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 2,514,053
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 2,514,053
* Money market fund; interest rate reflects seven-day yield on April 30, 2010.

		Unrealized
Contracts		Appreciation
	FUTURES CONTRACTS
15	E-Mini MSCI Emerging Future maturing June 2010	$ 3,895
	TOTAL FUTURES CONTRACTS	$ 3,895
	(Underlying face amount at value $756,000 )

The accompanying notes are an integral part of these financial statements.

Toews Hedged Emerging Markets Fund
Statement of Assets and Liabilities
April 30, 2010

ASSETS:
Investments, at cost	$ 66,777,964
Investments in securities, at value	$ 69,292,017
Deposit with Broker	165,162
Receivable for fund shares sold	132,079
Dividends and interest receivable	10
Prepaid expenses and other assets	18,195
Variation margin receivable	3,895
Total Assets	69,611,358

LIABILITIES:
Payable for securities purchased	229,138
Payable for fund shares repurchased	10,000
Accrued advisory fees	54,533
Accrued expenses payable to other affiliates	8,640
Accrued expenses and other liabilities	31,574
Total Liabilities	333,885
Net Assets	$ 69,277,473

NET ASSETS CONSIST OF:
Paid in capital	$ 62,612,885
Accumulated Net Realized Gain From Security Transactions	4,146,640
Net unrealized appreciation on:
Investments	2,514,053
Futures	3,895
Net Assets	$ 69,277,473

Shares Outstanding ( no par value; unlimited number of shares authorized)	5,389,668
Net Asset Value, offering price and redemption price per share
($69,277,473 / 5,389,668)	$ 12.85

The accompanying notes are an integral part of these financial statements.

Toews Hedged Emerging Markets Fund
Statement of Operations
For the period ended April 30, 2010**

INVESTMENT INCOME:
Dividends	$ 592,958
Interest	4,731
Total investment income	597,689

EXPENSES:
Investment advisory fees	521,901
Administration fees	47,432
Registration & filing fees	32,310
Transfer agency fees	31,221
Accounting fees	27,714
Legal fees	24,262
Audit fees	15,000
Chief Compliance Officer	14,395
Printing expense	10,115
Custody fees	10,000
Trustees' fees	4,550
Miscellaneous expenses	2,753
Total expenses	741,653

Less: Investment advisory fee waivers	(114,933)
Net expenses	626,720

Net investment loss	(29,031)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Investments	4,438,249
Futures Contracts	4,184
Net change in unrealized appreciation on:
Investments	2,514,053
Futures Contracts	3,895
Net realized and unrealized gain
on Investments	6,960,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 6,931,350
_____
**The Fund commenced operations on May 15, 2009.

The accompanying notes are an integral part of these financial statements.

Toews Hedged Emerging Markets Fund
Statements of Changes in Net Assets

For the period
ended
April 30, 2010**
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$ (29,031)
Net realized gain from investments and futures contracts	4,442,433
Net change in unrealized appreciation
on investments and futures contracts	2,517,948
Net increase in net assets resulting
from operations	6,931,350

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
($0.06 per share)	(266,762)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (5,612,929 shares)	65,443,695
Distributions reinvested (16,868 shares)	219,962
Cost of shares redeemed (240,129 shares)	(3,050,772)
Total Capital Share Transactions	62,612,885

Net increase in net assets	69,277,473

NET ASSETS:
Beginning of period	-
End of period	$ 69,277,473

Accumulated net investment loss at end of period	$ -
_____
**The Fund commenced operations on May 15, 2009.

The accompanying notes are an integral part of these financial statements.

Toews Hedged Emerging Markets Fund
Financial Highlights

Selected data based on a share outstanding throughout the period

For the Period
ended
April 30, 2010**

Net asset value, beginning of period	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.01)
Net realized and unrealized gain
on investments	2.92
Total from investment operations	2.91

LESS DISTRIBUTIONS:
From net investment income	(0.06)
From net realized gains on investments	-
Total distributions	(0.06)

Net asset value, end of period	$ 12.85

Total return (b)	29.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 69,277
Ratios to average net assets
Expenses, net of reimbursement (c) (f)	1.78%
Expenses, before reimbursement (c) (f)	1.50%
Net investment loss, net of reimbursement (c) (e)	(0.07)%
Net investment loss, before reimbursement (c) (e)	(0.35)%
Portfolio turnover rate (d)	206%

**The Fund commenced operations on May 15, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods of less than one year.
(d) Not annualized.
(e) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Toews Hedged Emerging Markets Fund

Notes to Financial Statements

April 30, 2010

NOTE 1. ORGANIZATION

Toews Hedged Emerging Markets Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund commenced operations on May 15, 2009.  The primary investment objective of the Fund is long-term growth of capital.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end Funds are valued at their respective net asset values as reported by such investment companies. Open-end Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Open-end Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an

Toews Hedged Emerging Markets Fund

Notes to Financial Statements (Continued)

April 30, 2010

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$69,221,505	-	-	$69,221,505
Short-Term Investments	70,512	-	-	70,512
Futures Contracts	3,895			3,895
Total	$69,295,912	-	-	$69,295,912

                                                                      *Please refer to the Schedule of Investments for Industry classifications.

                                                                        The fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions expected to be taken in the Fund’s tax year ending April 30, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.  For the year ended April 30, 2010, the Fund did not incur any interest or penalties.

Toews Hedged Emerging Markets Fund

Notes to Financial Statements (Continued)

April 30, 2010

Exchange Traded Funds- The funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objective.  To manage equity price risk, the Fund may enter into futures contracts.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Fund’s portfolio of investments.

As of April 30, 2010, the amount of unrealized appreciation and realized gain on futures contracts subject to equity price risk amounted to $3,895 and $4,184, respectively.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with Toews Corporation (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 1.25% of the average daily net assets of the Fund.  For the period ended April 30, 2010, the Manager earned $521,901 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) at least until August 31, 2010, so that the total annual operating expenses of the Fund do not exceed 1.50%, of average daily net assets.  For the period ended April 30, 2010, the Manager waived fees of $114,933.

Toews Hedged Emerging Markets Fund

Notes to Financial Statements (Continued)

April 30, 2010

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  As of April 30, 2010, the cumulative expenses subject to recapture by the Manager amounted to $114,933, all of which will expire in 2012.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on the next $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $14,395, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended April 30, 2010, the Fund incurred expenses of $14,395 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended April 30, 2010, GemCom received $7,604 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  During the period ended April 30, 2010, the Fund did not pay distribution related charges pursuant to the Plan.

Toews Hedged Emerging Markets Fund

Notes to Financial Statements (Continued)

April 30, 2010

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Trust pays the chairperson of the Audit committee an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the period ended April 30, 2010, amounted to $133,938,564 and $71,669,361 respectively.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following period was as follows:

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the mark-to-market on open futures contracts.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the tax year ended April 30, 2010 as follows: a decrease in undistributed net investment loss of $295,793 and a decrease in accumulated net realized gain from security transactions of $295,793.

NOTE 6.   UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in the exchange traded funds of iShares MSCI Emerging Markets Index Fund and Vanguard Emerging Markets Fund (collectively the “ETFs”).  The Fund may redeem its investment from the ETFs at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the ETFs.  The financial statements of the ETFs are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2010, the percentage of the Fund’s net assets invested in iShares MSCI Emerging Markets Index Fund and Vanguard Emerging Markets Fund was 56.18% and 43.74%, respectively.

Toews Hedged Emerging Markets Fund

Notes to Financial Statements (Continued)

April 30, 2010

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Toews Hedged Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Toews Hedged Emerging Markets Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2010, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 15, 2009 (commencement of operations) through April 30, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and broker. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toews Hedged Emerging Markets Fund as of April 30, 2010, the results of its operations, the change in its net assets and the financial highlights for the period May 15, 2009 (commencement of operations) through April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2010

Toews Hedged Emerging Markets Fund

SUPPLEMENTAL INFORMATION

April 30, 2010 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan ** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005) Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

Toews Hedged Emerging Markets Fund

SUPPLEMENTAL INFORMATION

April 30, 2010 (Unaudited) (Continued)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC").  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-558-6397.

Toews Hedged Emerging Markets Fund

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on November 1, 2009, and held until April 30, 2010.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Expenses Paid During Period (11/1/09 to 4/30/10)*
Toews Hedged Emerging Markets Fund
Actual	$1,000.00	$1,076.87	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

 *Expenses Paid During  are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the number of days in the period ending April 30, 2010).

Toews Hedged Emerging Markets Fund

Supplemental Information

As discussed in Note 6 to the financial statements of the Fund, the following pages will include the financial statements of the aforementioned underlying funds.   The pages have been extracted from the latest audited annual report published for iShares MSCI Emerging Markets Index Fund and Vanguard Emerging Markets Fund.   The full report of the iShares MSCI Emerging Markets Index Fund and Vanguard Emerging Markets Fund, along with the report of the independent registered public accounting firm is included in the iShares Inc. and Vanguard Index Funds N-CSR filings dated November 9, 2009 and March 3, 2010, respectively, available at ‘www.sec.gov’.

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
COMMON STOCKS – 91.58%		
BRAZIL – 7.04%		
Aracruz Celulose SA SP ADR[a,b]	1,880,055	$ 39,706,762
BRF - Brasil Foods SA SP ADR[a,b]	282,915	12,499,185
Centrais Eletricas Brasileiras SA SP ADR	1,006,776	14,487,507
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	747,024	27,341,078
Companhia Siderurgica Nacional SA SP ADR[b]	4,605,384	120,154,469
CPFL Energia SA SP ADR[b]	379,200	19,847,328
Empresa Brasileira de Aeronautica SA SP ADR	4,669,848	99,187,571
Itau Unibanco Holding SA SP ADR	43,870,596	734,832,483
Petroleo Brasileiro SA SP ADR	16,751,160	664,015,982
TIM Participacoes SA SP ADR[b]	180,335	3,833,922
Vale SA SP ADR[b]	17,837,568	342,659,681
Vivo Participacoes SA SP ADR	948,000	21,576,480
Votorantim Celulose e Papel SA SP ADR[a,b]	1,935,854	30,605,852
		2,130,748,300
CHILE – 2.55%		
Banco Santander Chile SA SP ADR	3,608,088	184,625,863
Empresa Nacional de Electricidad SA SP ADR	58,776	2,710,161
Enersis SA SP ADR	10,167,252	175,995,132
LAN Airlines SA SP ADR	4,809,161	56,988,558
Sociedad Quimica y Minera de Chile SA Series B SP ADR	10,072,336	350,819,463
		771,139,177
CHINA – 18.23%		
Agile Property Holdings Ltd.[b]	37,920,000	43,102,862
Air China Ltd. Class H[a,b]	49,296,000	29,002,698
Aluminum Corp. of China Ltd. Class H[b]	45,504,000	48,259,550
Angang New Steel Co. Ltd. Class H[b]	26,545,320	50,346,255
Anhui Conch Cement Co. Ltd. Class H[b]	3,792,000	$ 23,997,678
Bank of China Ltd. Class H	426,600,000	207,502,856
Bank of Communications Co. Ltd. Class H	89,218,000	105,210,856
Beijing Capital International Airport Co. Ltd. Class H[a,b]	30,340,000	16,871,540
Beijing Enterprises Holdings Ltd.[b]	7,584,000	37,378,646
Belle International Holdings Ltd.[b]	30,336,000	27,358,820
Chaoda Modern Agriculture (Holdings) Ltd.	11,729,942	6,961,704
China Agri-Industries Holdings Ltd.	26,544,000	18,630,613
China CITIC Bank Class H[b]	26,544,000	15,993,559
China Coal Energy Co. Class H	32,232,000	40,796,052
China Communications Construction Co. Ltd. Class H[b]	53,088,000	60,686,482
China Construction Bank Class H[b]	426,309,000	321,767,550
China COSCO Holdings Co. Ltd. Class H[b]	43,608,000	52,831,584
China Everbright Ltd.[b]	41,940,000	98,807,765
China High Speed Transmission Equipment Group Co. Ltd.[b]	3,792,000	8,180,248
China Life Insurance Co. Ltd. Class H	96,696,000	407,960,520
China Mengniu Dairy Co. Ltd.[a]	13,272,000	31,439,159
China Merchants Bank Co. Ltd. Class H[b]	39,489,900	86,004,337
China Merchants Holdings (International) Co. Ltd.[b]	15,168,000	49,218,478
China Mobile Ltd.	65,412,000	636,342,087
China National Building Material Co. Ltd. Class H[b]	22,752,000	48,083,420

SCHEDULE OF INVESTMENTS

5

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
China Overseas Land & Investment Ltd.[b]	55,028,960	$ 111,894,669
China Petroleum & Chemical Corp. Class H	235,104,000	196,257,460
China Railway Construction Corp. Class H[b]	18,012,000	26,632,285
China Railway Group Ltd. Class H[a,b]	37,920,000	32,730,777
China Resources Enterprise Ltd.	26,558,000	62,294,703
China Resources Land Ltd.[b]	56,880,000	119,034,352
China Resources Power Holdings Co. Ltd.	20,986,999	51,231,061
China Shenhua Energy Co. Ltd. Class H	26,544,000	107,023,282
China Shipping Container Lines Co. Ltd. Class H[a,b]	89,112,000	32,307,577
China Shipping Development Co. Ltd. Class H[b]	34,146,000	42,778,046
China Telecom Corp. Ltd. Class H	53,088,000	27,192,475
China Travel International Investment Hong Kong Ltd.[b]	170,640,951	33,464,837
China Unicom (Hong Kong) Ltd.[b]	45,504,000	63,993,807
China Yurun Food Group Ltd.[b]	3,792,000	6,546,155
CITIC Pacific Ltd.[b]	26,544,000	70,892,222
CNOOC Ltd.	218,040,000	286,382,072
COSCO Pacific Ltd.[b]	11,376,000	17,113,940
Datang International Power Generation Co. Ltd. Class H[b]	30,352,000	16,134,162
Denway Motors Ltd.[b]	75,840,000	33,758,201
Dongfang Electric Corp. Ltd. Class H	7,584,000	36,987,246
Dongfeng Motor Group Co. Ltd. Class H[b]	30,336,000	31,390,234
Fosun International Ltd.	9,480,000	7,289,814
GOME Electrical Appliances Holdings Ltd.[a]	77,141,200	20,502,909
Guangdong Investment Ltd.	26,548,110	13,598,343
Guangshen Railway Co. Ltd. Class H[b]	121,414,363	$ 52,791,237
Guangzhou R&F Properties Co. Ltd. Class H[b]	16,684,800	27,253,142
Harbin Power Equipment Co. Ltd. Class H[b]	11,376,000	11,301,658
Hengan International Group Co. Ltd.[b]	3,792,000	20,988,794
Huaneng Power International Inc. Class H[b]	41,712,000	29,222,860
Industrial and Commercial Bank of China Ltd. Class H	494,856,000	337,750,800
Jiangsu Expressway Co. Ltd. Class H	11,382,000	8,987,355
Jiangxi Copper Co. Ltd. Class H[b]	37,938,000	79,198,111
Lenovo Group Ltd.[b]	94,800,000	39,996,129
Li Ning Co. Ltd.[b]	7,584,000	21,086,644
Maanshan Iron & Steel Co. Ltd. Class H[a,b]	53,088,000	32,740,562
Parkson Retail Group Ltd.	4,740,000	6,910,646
PetroChina Co. Ltd. Class H	208,560,000	230,338,565
PICC Property and Casualty Co. Ltd. Class H[a,b]	26,544,000	16,678,508
Ping An Insurance (Group) Co. of China Ltd. Class H	21,222,500	158,813,132
Shanghai Industrial Holdings Ltd.[b]	7,588,000	36,321,444
Shimao Property Holdings Ltd.[b]	21,804,000	32,464,136
Shui On Land Ltd.[b]	58,776,450	32,532,880
Sinofert Holdings Ltd.[b]	62,166,000	28,152,821
Sino-Ocean Land Holdings Ltd.[b]	50,244,000	45,507,523
Sinopec Shanghai Petrochemical Co. Ltd. Class H[a,b]	45,528,000	19,384,490
Tencent Holdings Ltd.[b]	9,480,000	141,026,108
Tingyi (Cayman Islands) Holding Corp.	3,792,000	6,790,780

6 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Yanzhou Coal Mining Co. Ltd. Class H[b]	41,712,800	$ 59,307,936
Zhejiang Expressway Co. Ltd. Class H[b]	41,712,000	39,663,440
Zijin Mining Group Co. Ltd. Class H[b]	98,592,000	82,428,720
		5,517,804,369
COLOMBIA – 0.40%		
Bancolombia SA SP ADR	3,379,170	120,095,702
		120,095,702
CZECH REPUBLIC – 1.44%		
CEZ AS[b]	6,432,697	336,743,873
Komercni Banka AS	523,296	100,070,425
		436,814,298
EGYPT – 0.58%		
Orascom Construction Industries Co. SP GDR[b]	2,702,690	112,107,581
Orascom Telecom Holding SAE SP GDR[b,c]	1,924,676	63,706,776
		175,814,357
HUNGARY – 1.27%		
Magyar Telekom Telecommunications PLC	4,621,875	18,751,785
MOL Hungarian Oil and Gas Nyrt[a,b]	1,062,930	83,558,190
OTP Bank Nyrt[a,b]	4,829,136	124,842,831
Richter Gedeon Nyrt[b]	781,152	156,815,253
		383,968,059
INDIA – 6.46%		
HDFC Bank Ltd. SP ADR[b]	4,806,360	473,474,524
ICICI Bank Ltd. SP ADR	11,241,384	343,087,040
Infosys Technologies Ltd. SP ADR[b]	9,023,525	390,086,986
Mahanagar Telephone Nigam Ltd. SP ADR[b]	6,872,700	26,528,622
Reliance Industries Ltd. SP GDR[a,b,d]	4,535,232	385,494,720
Tata Communications Ltd. SP ADR[b]	8,028,372	163,698,505
Wipro Ltd. SP ADR[b]	10,993,008	173,139,876
		1,955,510,273

Security	Shares	Value
INDONESIA – 2.31%		
PT Aneka Tambang Tbk	239,844,000	$ 54,131,457
PT Astra Agro Lestari Tbk	4,740,000	10,110,119
PT Astra International Tbk	30,336,000	90,737,143
PT Bank Central Asia Tbk	170,710,000	71,975,942
PT Bank Danamon Indonesia Tbk	38,868,487	18,123,203
PT Bank Mandiri Tbk	103,332,000	42,029,881
PT Bank Rakyat Indonesia Tbk	87,216,061	65,758,141
PT Bumi Resources Tbk	362,136,000	104,185,951
PT Indofood Sukses Makmur Tbk	53,088,000	13,166,666
PT Indosat Tbk	1,960,060	1,020,865
PT International Nickel Indonesia Tbk[a]	14,220,000	5,960,268
PT Perusahaan Gas Negara Tbk	180,122,500	62,095,802
PT Semen Gresik (Persero) Tbk	13,272,000	7,834,167
PT Telekomunikasi Indonesia Tbk	117,552,500	97,960,416
PT Unilever Indonesia Tbk	948,000	949,881
PT United Tractors Tbk	40,935,150	54,823,862
		700,863,764
ISRAEL – 3.60%		
Bank Hapoalim Ltd.[a]	20,277,720	65,317,012
Bank Leumi le-Israel[a]	26,894,760	92,241,038
Check Point Software Technologies Ltd.[a]	1,708,296	47,610,209
Discount Investment Corp. Ltd.	111,864	2,601,743
Elbit Systems Ltd.[b]	1,351,848	88,124,428
Israel Chemicals Ltd.[b]	11,504,928	128,642,561
Israel Corp. Ltd. (The)[b]	32,232	19,317,925
Israel Discount Bank Ltd. Class A	31,564,608	55,420,368
Makhteshim-Agan Industries Ltd.[b]	5,543,904	25,469,024
Mizrahi Tefahot Bank Ltd.[a,b]	10,063,968	76,712,015
NICE Systems Ltd.[a]	293,880	8,116,131
Teva Pharmaceutical Industries Ltd.	8,921,635	460,273,922

SCHEDULE OF INVESTMENTS 7

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Teva Pharmaceutical Industries Ltd. SP ADR	390,576	$ 20,114,664
		1,089,961,040
MALAYSIA – 0.34%		
AMMB Holdings Bhd	9,752,175	11,381,922
Bumiputra-Commerce Holdings Bhd	2,034,000	5,747,068
Bursa Malaysia Bhd	2,930,800	6,491,620
Gamuda Bhd	12,166,000	10,606,168
Genting Bhd	3,359,400	6,372,509
Genting Malaysia Bhd	19,905,500	15,770,650
IGB Corp. Bhd	4,577,800	2,352,923
IJM Corp. Bhd	3,701,200	6,285,156
IOI Corp. Bhd	5,265,000	7,639,969
MMC Corp. Bhd	3,896,000	2,599,915
Sime Darby Bhd	1,501,673	3,518,047
SP Setia Bhd	4,821,300	6,133,586
Tenaga Nasional Bhd	3,152,700	7,180,081
YTL Corp. Bhd	4,480,400	9,364,119
YTL Power International Bhd	306,160	192,138
		101,635,871
MEXICO – 4.97%		
Alfa SAB de CV Series A[b]	7,801,700	34,056,051
America Movil SAB de CV Series L	181,068,000	409,066,490
Cemex SAB de CV CPO[a]	93,323,371	123,810,358
Desarrolladora Homex SAB de CV[a]	1,928,300	11,398,426
Fomento Economico Mexicano SAB de CV BD Units	34,317,600	124,939,310
Grupo Bimbo SAB de CV Series A[b]	568,800	3,315,699
Grupo Carso SAB de CV Series A1[b]	1,708,041	5,510,534
Grupo Financiero Banorte SAB de CV Series O	20,108,856	59,168,783
Grupo Mexico SAB de CV Series B[a]	62,256,363	90,447,117
Grupo Modelo SAB de CV Series C[a]	23,320,898	84,938,885
Grupo Televisa SA CPO	36,972,000	129,523,237
Industrias Penoles SAB de CV	1,896,088	29,482,791
Kimberly-Clark de Mexico SAB de CV Series A	13,471,300	$ 58,167,833
Telefonos de Mexico SAB de CV Series L	81,338,400	75,787,472
Telmex Internacional SAB de CV Series L[b]	86,855,200	56,473,373
Urbi Desarrollos Urbanos SAB de CV[a]	6,491,800	12,472,842
Wal-Mart de Mexico SAB de CV Series V[b]	55,552,800	197,411,509
		1,505,970,710
PERU – 0.77%		
Compania de Minas Buenaventura SA SP ADR	5,746,776	145,221,030
Southern Copper Corp.[b]	3,094,272	87,444,127
		232,665,157
PHILIPPINE ISLANDS – 1.37%		
Ayala Corp.	8,247,603	51,975,365
Ayala Land Inc.	64,876,200	14,292,840
Bank of the Philippine Islands	52,708,840	48,609,444
Globe Telecom Inc.	872,160	18,052,702
Jollibee Foods Corp.[c]	68,445,600	72,239,951
Manila Electric Co.	17,174,202	70,745,253
Metropolitan Bank & Trust Co.	948,040	757,732
Philippine Long Distance Telephone Co.	1,086,050	56,088,657
SM Investments Corp.	3,641,611	24,814,749
SM Prime Holdings Inc.	262,104,820	56,401,283
		413,977,976
RUSSIA – 5.70%		
JSC MMC Norilsk Nickel SP ADR[a]	8,066,465	89,537,761
LUKOIL SP ADR	5,475,648	277,067,789
Mechel OAO SP ADR	3,380,568	41,276,735
Mobile TeleSystems SP ADR	2,155,752	93,516,522
Novolipetsk Steel SP GDR[a,c]	1,061,760	25,482,240
OAO Gazprom SP ADR	25,377,960	538,012,752
OAO NovaTek SP GDR[c]	906,288	35,879,942
OAO Tatneft SP ADR	2,853,482	71,337,050
OJSC Comstar United Telesystems SP GDR	426,640	2,111,868
OJSC Rosneft Oil Co. SP GDR	11,677,602	75,320,533

8

2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Polyus Gold SP ADR	2,277,894	$ 45,831,227
Rostelecom SP ADR	1,357,539	41,024,829
Sberbank GDR[b,c]	743,378	126,573,993
Surgutneftegaz SP ADR	6,455,880	55,520,568
Uralkali SP GDR[a,c]	1,875,713	35,826,118
Vimpel-Communications SP ADR[a]	6,772,512	104,567,585
VTB Bank OJSC SP GDR[b,c]	12,895,474	36,107,327
Wimm-Bill-Dann Foods OJSC SP ADR[a,b]	480,221	30,402,791
		1,725,397,630
SOUTH AFRICA – 8.85%		
Absa Group Ltd.	621,888	10,120,145
African Bank Investments Ltd.	19,665,323	72,840,608
African Rainbow Minerals Ltd.	472,104	9,758,661
Anglo Platinum Ltd.[a]	800,847	70,945,574
AngloGold Ashanti Ltd.	2,244,864	85,902,503
ArcelorMittal South Africa Ltd.	5,365,374	80,458,050
Aveng Ltd.	2,844,000	15,043,659
Bidvest Group Ltd.	4,247,381	61,620,657
Exxaro Resources Ltd.	2,756,784	32,704,037
FirstRand Ltd.	49,497,430	100,915,949
Foschini Ltd.	9,294,248	72,777,905
Gold Fields Ltd.	7,233,240	87,972,528
Harmony Gold Mining Co. Ltd.[a]	4,279,272	40,101,435
Impala Platinum Holdings Ltd.	6,827,496	159,360,980
Imperial Holdings Ltd.	5,278,464	50,217,193
Investec Ltd.	6,437,397	48,209,089
Kumba Iron Ore Ltd.	705,312	22,773,441
Liberty Holdings Ltd.	1,356,774	11,235,538
Massmart Holdings Ltd.	802,008	7,980,077
MTN Group Ltd.	17,324,642	283,596,661
Murray & Roberts Holdings Ltd.	3,579,648	25,277,241
Naspers Ltd. Class N	6,095,640	199,174,510
Nedbank Group Ltd.[b]	5,419,103	80,199,260
Netcare Ltd.[a]	30,004,210	39,831,751
Northam Platinum Ltd.	485,557	2,497,341
Pick'n Pay Stores Ltd.	8,583,692	41,547,236
Pretoria Portland Cement Co. Ltd.	6,386,214	26,343,948
Remgro Ltd.	1,551,101	17,126,365
Reunert Ltd.	2,677,750	17,464,671
Sanlam Ltd.	30,277,663	$ 79,689,825
Sappi Ltd.	1,722,347	6,678,120
Sasol Ltd.	7,630,189	287,041,306
Shoprite Holdings Ltd.	18,990,336	141,387,957
Standard Bank Group Ltd.	15,042,876	194,099,134
Steinhoff International Holdings Ltd.[b]	3,187,176	7,128,216
Tiger Brands Ltd.	3,226,992	64,408,504
Truworths International Ltd.	15,793,771	79,791,611
Woolworths Holdings Ltd.	21,357,039	43,186,525
		2,677,408,211
SOUTH KOREA – 12.28%		
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	29,030	464,889
Doosan Corp.	21,770	1,452,031
Doosan Heavy Industries & Construction Co. Ltd.	231,790	11,766,744
GS Engineering & Construction Corp.	132,720	10,169,993
Hanjin Heavy Industries & Construction Co. Ltd.	24,190	534,586
Hynix Semiconductor Inc.[a]	1,367,100	24,027,420
Hyundai Engineering & Construction Co. Inc.	325,410	15,685,549
Hyundai Heavy Industries Co. Ltd.	375,500	57,276,603
Hyundai Mipo Dockyard Co. Ltd.	9,675	956,732
Hyundai Motor Co. Ltd.	60,955	5,173,537
KB Financial Group Inc. SP ADR[a,b]	12,577,396	512,780,435
Korea Electric Power Corp. SP ADR[a,b]	25,336,248	312,902,663
KT Corp. SP ADR[b]	14,392,720	224,094,650
LG Corp.	151,680	9,242,412
LG Display Co. Ltd. SP ADR[b]	12,447,240	180,236,035
NHN Corp.[a]	187,575	25,532,669
POSCO SP ADR[b]	7,619,712	696,898,859
Samsung C&T Corp.	417,120	18,703,435
Samsung Electronics Co. Ltd. SP GDR[b,c]	4,218,600	1,295,110,200
Samsung Engineering Co. Ltd.	187,990	12,222,586

Schedule of Investments 9

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Samsung Heavy Industries Co. Ltd.	2,036,070	$ 47,849,031
Shinhan Financial Group Co. Ltd. SP ADR	682,369	44,572,343
SK Telecom Co. Ltd. SP ADR	13,105,152	203,916,165
STX Offshore & Shipbuilding Co. Ltd.	60,670	721,394
STX Pan Ocean Co. Ltd.	72,570	644,989
Taihan Electric Wire Co. Ltd.	272,080	4,978,003
		3,717,913,953
TAIWAN – 10.29%		
Asia Cement Corp.	3,331,081	3,552,047
AU Optronics Corp. SP ADR[b]	26,352,207	259,832,761
Catcher Technology Co. Ltd.	3,521,100	9,092,507
Cheng Shin Rubber Industry Co. Ltd.	3,859,515	7,363,406
Chunghwa Telecom Co. Ltd. SP ADR	35,941,836	614,605,396
CMC Magnetics Corp.[a]	8,136,000	1,767,272
Compal Communications Inc.[a]	2,598,750	2,309,281
Epistar Corp.	2,314,345	6,798,936
Evergreen Marine Corp. Ltd.[a]	10,170,000	6,148,375
Far Eastern Textile Ltd.	5,290,434	5,271,710
Foxconn Technology Co. Ltd.	165,272	421,760
HannStar Display Corp.[a]	11,767,963	2,466,816
Hon Hai Precision Industry Co. Ltd.	74,893,762	252,554,420
HTC Corp.	4,266,990	42,907,772
Macronix International Co. Ltd.	23,056,276	10,962,001
MediaTek Inc.	3,182,802	46,219,354
MiTAC International Corp.	7,403,728	3,013,989
Siliconware Precision Industries Co. SP ADR[b]	48,894,397	308,034,701
Synnex Technology International Corp.	4,922,280	8,598,457
Taiwan Cement Corp.	7,190,190	7,798,210
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	94,942,434	1,015,884,044
Tatung Co. Ltd.[a]	14,763,000	3,143,974
U-Ming Marine Transport Corp.	2,034,000	3,293,552
Uni-President Enterprises Co.	6,689,012	6,929,513
United Microelectronics Corp. SP ADR[a,b]	139,822,416	$ 454,422,852
Yang Ming Marine Transport Corp.	16,238,978	6,043,397
Yuanta Financial Holding Co. Ltd.	38,829,000	24,005,291
		3,113,441,794
THAILAND – 1.65%		
Bangkok Bank PCL	7,972,800	25,903,981
Banpu PCL	2,511,000	29,458,659
IRPC PCL	137,270,400	15,498,922
Kasikornbank PCL	16,172,200	35,901,238
Krung Thai Bank PCL	66,170,400	16,732,297
PTT Aromatics & Refining PCL	39,065,286	24,925,513
PTT Chemical PCL	12,012,768	23,312,046
PTT Exploration and Production PCL	29,061,800	118,349,288
PTT PCL	16,892,000	121,189,297
Ratchaburi Electricity Generating Holding PCL	61,639,900	68,418,296
Siam Cement PCL	2,544,600	14,776,786
Thai Oil PCL NVDR	2,654,400	3,160,929
TMB Bank PCL NVDR[a]	26,164,800	815,486
		498,442,738
TURKEY – 1.48%		
Akbank TAS[b]	8,365,625	47,946,934
Anadolu Efes Biracilik ve Malt Sanayii AS[b]	398,683	4,357,482
Asya Katilim Bankasi AS[a,b]	20,503,344	37,986,869
BIM Birlesik Magazalar AS[b]	144,118	5,378,613
Enka Insaat ve Sanayi AS[b]	283,420	1,142,744
Eregli Demir ve Celik Fabrikalari TAS[a,b]	7,212,869	28,601,512
Migros TAS[a]	1	8
Petkim Petrokimya Holding AS[a,b]	4,599,485	21,916,906
Turk Sise ve Cam Fabrikalari AS[a,b]	25,858,759	27,401,151
Turkcell Iletisim Hizmetleri AS[b]	3,365,408	21,867,863
Turkiye Garanti Bankasi AS[a,b]	26,547,967	98,194,746
Turkiye Is Bankasi AS[b]	8,123,369	32,211,960

10 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2009

Security	Shares	Value
Turkiye Petrol Rafinerileri AS[b]	1,401,779	$ 21,019,678
Turkiye Vakiflar Bankasi TAO[a,b]	28,017,429	61,991,246
Yapi ve Kredi Bankasi AS[a,b]	18,202,770	38,334,391
		448,352,103
TOTAL COMMON STOCKS (Cost: $30,195,879,437)		27,717,925,482
PREFERRED STOCKS – 7.52%		
BRAZIL – 7.52%		
Banco Bradesco SA SP ADR	29,803,224	483,110,261
Brasil Telecom Participacoes SA SP ADR	1,055,250	45,945,585
Centrais Eletricas Brasileiras SA SP ADR	240,792	3,111,033
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR[b]	2,049,576	99,957,821
Companhia de Bebidas das Americas SP ADR[b]	3,238,368	241,485,102
Companhia Energetica de Minas Gerais SP ADR	3,587,232	52,409,459
Companhia Paranaense de Energia SP ADR	568,800	8,765,208
Gerdau SA SP ADR	7,817,208	91,852,194
Net Servicos de Comunicacao SA SP ADR[b]	2,844,084	30,033,527
Petroleo Brasileiro SA SP ADR	22,183,200	736,482,240
Tele Norte Leste Participacoes SA SP ADR	3,372,984	53,765,365
Vale SA SP ADR	25,004,448	430,326,550
		2,277,244,345
TOTAL PREFERRED STOCKS (Cost: $2,309,861,306)		2,277,244,345
EXCHANGE-TRADED FUNDS – 0.45%		
iShares MSCI Malaysia Index Fund[b,e]	1,158,614	11,215,383
iShares MSCI South Korea Index Fund[b,e]	1,317,976	54,814,622
iShares MSCI Taiwan Index Fund[e]	6,425,952	$ 69,657,320
TOTAL EXCHANGE-TRADED FUNDS (Cost: $149,075,598)		135,687,325
SHORT-TERM INVESTMENTS – 4.44%		
MONEY MARKET FUNDS – 4.44%		
Barclays Global Investors Funds Institutional Money Market Fund, SL Agency Shares 0.26%[e,f,g]	1,129,160,428	1,129,160,428
Barclays Global Investors Funds Prime Money Market Fund, SL Agency Shares 0.21%[e,f,g]	159,285,868	159,285,868
Barclays Global Investors Funds Treasury Money Market Fund, SL Agency Shares 0.08%[e,f]	56,273,131	56,273,131
		1,344,719,427
TOTAL SHORT-TERM INVESTMENTS (Cost: $1,344,719,427)		1,344,719,427
TOTAL INVESTMENTS IN SECURITIES – 103.99% (Cost: $33,999,535,768)		31,475,576,579
Other Assets, Less Liabilities – (3.99)%		(1,207,455,171)
NET ASSETS – 100.00%		$30,268,121,408

GDR – Global Depositary Receipts
NVDR – Non-Voting Depositary Receipts
SP ADR – Sponsored American Depositary Receipts
SP GDR – Sponsored Global Depositary Receipts

[a] Non-income earning security.
[b] All or a portion of this security represents a security on loan. See Note 5.
[c] This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d] This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e] Affiliated issuer. See Note 2.
[f] The rate quoted is the annualized seven-day yield of the fund at period end.
[g] All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS 11

Statement of Assets and Liabilities

iSHARES®, INC.
August 31, 2009

	iShares MSCI Emerging Markets Index Fund
ASSETS	
Investments, at cost:	
Unaffiliated issuers	$32,432,779,270
Affiliated issuers (Note 2)	1,566,756,498
Total cost of investments	$33,999,535,768
Investments in securities, at fair value (including securities on loan[a]) (Note 1):	
Unaffiliated issuers	$29,922,929,876
Affiliated issuers (Note 2)	1,552,646,703
Total fair value of investments	31,475,576,579
Foreign currencies, at value[b]	47,018,397
Cash	3,066,445
Receivables:	
Investment securities sold	22,705,246
Dividends and interest	94,181,769
Interest from affiliate (Note 2)	960,499
Total Assets	31,643,508,935
LIABILITIES	
Payables:	
Investment securities purchased	68,279,796
Collateral for securities on loan (Note 5)	1,288,446,296
Foreign taxes (Note 1)	141,467
Investment advisory fees (Note 2)	18,519,968
Total Liabilities	1,375,387,527
NET ASSETS	$30,268,121,408
Net assets consist of:	
Paid-in capital	$34,349,923,645
Undistributed net investment income	199,251,752
Accumulated net realized loss	(1,757,320,600)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,523,733,389)
NET ASSETS	$30,268,121,408
Shares outstanding[c]	853,200,000
Net asset value per share	$ 35.48

[a] Securities on loan with a value of $1,227,267,702. See Note 5.
[b] Cost of foreign currencies: $46,736,399.
[c] $0.001 par value, number of shares authorized: 1,500,000,000.

See notes to financial statements.

12 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES®, INC.
Year ended August 31, 2009

	iShares MSCI Emerging Markets Index Fund
NET INVESTMENT INCOME	
Dividends from unaffiliated issuers[a]	$ 653,900,077
Dividends from affiliated issuers (Note 2)[b]	4,507,754
Interest from unaffiliated issuers	10,208
Interest from affiliated issuers (Note 2)	88,918
Securities lending income from affiliated issuers (Note 2)	18,160,629
Interest from affiliate (Note 2)	960,499
Total investment income	677,628,085
EXPENSES	
Investment advisory fees (Note 2)	160,371,985
Foreign taxes (Note 1)	835,824
Total expenses	161,207,809
Less investment advisory fees waived (Note 2)	(567,958)
Net expenses	160,639,851
Net investment income	516,988,234
NET REALIZED AND UNREALIZED GAIN (LOSS)	
Net realized gain (loss) from:	
Investments in unaffiliated issuers	(1,449,883,182)
Investments in affiliated issuers (Note 2)	(14,467,033)
In-kind redemptions	966,166,288
Foreign currency transactions	1,848,096
Net realized loss	(496,335,831)
Net change in unrealized appreciation (depreciation) on:	
Investments	806,846,178
Translation of assets and liabilities in foreign currencies	1,061,271
Net change in unrealized appreciation (depreciation)	807,907,449
Net realized and unrealized gain	311,571,618
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 828,559,852

[a] Net of foreign withholding tax of $75,401,049.
[b] Net of foreign withholding tax of $269,575.

See notes to financial statements.

FINANCIAL STATEMENTS 13

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Emerging Markets Index Fund	
	Year ended August 31, 2009	Year ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS		
OPERATIONS:		
Net investment income	$ 516,988,234	$ 564,087,379
Net realized gain (loss)	(496,335,831)	4,192,101,297
Net change in unrealized appreciation (depreciation)	807,907,449	(7,412,430,109)
Net increase (decrease) in net assets resulting from operations	828,559,852	(2,656,241,433)
DISTRIBUTIONS TO SHAREHOLDERS:		
From net investment income	(487,478,088)	(602,951,708)
Total distributions to shareholders	(487,478,088)	(602,951,708)
CAPITAL SHARE TRANSACTIONS:		
Proceeds from shares sold	18,716,077,957	19,099,692,233
Cost of shares redeemed	(9,091,794,756)	(13,736,113,781)
Net increase in net assets from capital share transactions	9,624,283,201	5,363,578,452
INCREASE IN NET ASSETS	9,965,364,965	2,104,385,311
NET ASSETS		
Beginning of year	20,302,756,443	18,198,371,132
End of year	$ 30,268,121,408	$20,302,756,443
Undistributed net investment income included in net assets at end of year	$ 199,251,752	$ 167,889,884
SHARES ISSUED AND REDEEMED		
Shares sold	691,200,000	393,300,000
Shares redeemed	(344,700,000)	(292,950,000)
Net increase in shares outstanding	346,500,000	100,350,000

See notes to financial statements.

14 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Index Fund				
	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]	Year ended Aug. 31, 2005[a]
Net asset value, beginning of year	$ 40.07	$ 44.78	$ 32.48	$ 25.97	$ 17.99
Income from investment operations:					
Net investment income[b]	0.66	1.10	0.63	0.55	0.55
Net realized and unrealized gain (loss)[c]	(4.66)	(4.64)	12.19	6.29	8.23
Total from investment operations	(4.00)	(3.54)	12.82	6.84	8.78
Less distributions from:					
Net investment income	(0.59)	(1.17)	(0.52)	(0.33)	(0.80)
Total distributions	(0.59)	(1.17)	(0.52)	(0.33)	(0.80)
Net asset value, end of year	$ 35.48	$ 40.07	$ 44.78	$ 32.48	$ 25.97
Total return	(9.47)%	(8.36)%	39.86%	26.44%	46.17%
Ratios/Supplemental data:					
Net assets, end of year (000s)	$30,268,121	$20,302,756	$18,198,371	$11,969,380	$7,000,858
Ratio of expenses to average net assets prior to waived fees	0.72%	0.72%	0.74%	0.77%	0.78%
Ratio of expenses to average net assets after waived fees	0.72%	0.72%	0.74%	0.77%	0.77%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes	0.72%	0.72%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	2.32%	2.32%	1.63%	1.77%	2.40%
Portfolio turnover rate[d]	5%	11%	5%	12%	9%

[a] Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b] Based on average shares outstanding throughout each period.
[c] The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d] Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS 15

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Emerging Markets Index Fund (the "Fund").

The Fund's investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the aggregate in global emerging markets, as measured by the MSCI Emerging Markets Index compiled by MSCI Inc. ("MSCI"). The investment adviser uses a "passive" or index approach to achieve the Fund's investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

The Fund invests in the securities of foreign issuers of certain emerging markets, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company's organizational documents, the Fund's officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the "Board"). Effective September 1, 2008, the Fund adopted Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to

16 2009 iShares Annual Report to Shareholders

Notes to Financial Statements (Continued)

iSHARES®, INC.

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

- Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a "Level 1 Price");
- Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a "Level 2 Price");
- Level 3 – Inputs that are unobservable for the asset or liability (a "Level 3 Price").

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS 17

Notes to Financial Statements (Continued)

iSHARES®, INC.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security's cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund's net asset value and the prices used by the Fund's underlying index, which in turn could result in a difference between the Fund's performance and the performance of the Fund's underlying index.

As of August 31, 2009, the value of each of the Fund's investments was classified as a Level 1 Price. The breakdown of the Fund's investments into major categories is disclosed in the Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Any use of a rate different from the rates used by MSCI may adversely affect the Fund's ability to track its underlying index. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2009, if any, are reflected in the Fund's Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, including any net foreign currency gains, are declared and distributed at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

18 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2009, the tax year-end of the Fund, the components of net accumulated losses on a tax basis consisted of undistributed ordinary income of $198,291,253, unrealized depreciation of $2,801,110,332, and capital and other losses of $1,479,943,657, for net accumulated losses of $4,082,762,736.

For the years ended August 31, 2009 and August 31, 2008, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2009.

From November 1, 2008 to August 31, 2009, the Fund incurred net realized capital losses of $1,175,552,001. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2010.

As of August 31, 2009, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $840,778, $20,296,564, $11,239,258, $29,973,301, $13,844,901 and $228,196,854 expiring in 2012, 2013, 2014, 2015, 2016 and 2017, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as "passive foreign investment companies." The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2009, the cost of investments for federal income tax purposes was $34,276,912,711. Net unrealized depreciation was $2,801,336,132, of which $1,259,877,211 represented gross unrealized appreciation on securities and $4,061,213,343 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the Fund's financial statements.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, Barclays Global Fund Advisors ("BGFA") manages the investment of the Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Company, including the cost of transfer agency, custody, fund

NOTES TO FINANCIAL STATEMENTS 19

Notes to Financial Statements (Continued)

iSHARES®, INC.

administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to an annual investment advisory fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	*Aggregate Average Daily Net Assets*
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

Effective August 11, 2008, BGFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2009 in an amount equal to the investment advisory fees payable on the amount of the Fund's investment in other iShares Funds. Prior to August 11, 2008, the investment advisory fee waiver was voluntary.

Under the terms of the Investment Advisory Agreement, the Fund is required to remit payment of accrued fees to BGFA on a quarterly basis. BGFA has determined that in certain cases such payments to BGFA by the Fund were made earlier than provided for under the Investment Advisory Agreement. BGFA will reimburse the Fund for interest that would have been earned had such payments been made on a quarterly basis. The amount to be reimbursed is included under receivables and investment income as "Interest from affiliate" in the Statement of Assets and Liabilities and Statement of Operations, respectively. The reimbursement does not have a material effect on net asset value per share or the total return shown in the Financial Highlights.

State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Company. As compensation for its services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. These fees and expenses are Covered Expenses as defined above.

SEI Investments Distribution Co. ("SEI") serves as the Fund's underwriter and distributor of the shares of the Fund, pursuant to a Distribution Agreement with the Company. SEI does not receive a fee from the Fund for its distribution services.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission ("SEC"), the Fund is permitted to lend portfolio securities to Barclays Capital Inc. ("BarCap"). Pursuant to the same exemptive order, Barclays Global Investors, N.A. ("BGI") serves as securities lending agent for the Fund. BarCap and BGI are affiliates of BGFA, the Fund's investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2009, BGI earned securities lending agent fees of $18,160,629.

The Fund may invest in certain money market funds managed by BGFA, the Fund's investment adviser, including the Government Money Market Fund ("GMMF"), Institutional Money Market Fund ("IMMF"), Prime Money Market Fund ("PMMF") and Treasury Money Market Fund ("TMMF") of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the "Money Market Master Portfolios"), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Fund from temporary cash investments are

20 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Fund from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

The Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest in shares of other iShares Funds that invest in securities in the Fund's underlying index. As of August 31, 2009, the Fund held shares of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds.

For the year ended August 31, 2009, the Fund had direct investment (exclusive of short-term investments) in issuers of which BGFA is an affiliate or issuers of which the Fund owns 5% or more of the outstanding voting securities as follows:

Name of Affiliated Issuer	*Number of Shares Held Beginning of Year (in 000s)*	*Gross Additions (in 000s)*	*Gross Reductions (in 000s)*	*Number of Shares Held End of Year (in 000s)*	*Value at End of Year*	*Dividend Income*	*Net Realized Gain (Loss)*
iShares MSCI Malaysia Index Fund	1,209	302	352	1,159	$ 11,215,383	$ 283,125	$ (392,131)
iShares MSCI South Korea Index Fund	750	1,085	517	1,318	54,814,622	445,564	(5,832,590)
iShares MSCI Taiwan Index Fund	3,464	5,869	2,907	6,426	69,657,320	2,970,339	(9,238,227)
Jollibee Foods Corp.	40,673	55,450	27,677	68,446	72,239,951	808,726[a]	995,915
					$207,927,276	$4,507,754	$(14,467,033)

[a] Net of foreign withholding tax of $269,575.

Certain directors and officers of the Company are also officers of BGI and/or BGFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2009, aggregated $1,635,848,910 and $1,143,079,011, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2009, aggregated $17,885,220,023 and $8,718,277,689, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS 21

Notes to Financial Statements (Continued)

iSHARES®, INC.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund's underlying Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Fund of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of August 31, 2009, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of August 31, 2009 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund's Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

6. BLACKROCK TRANSACTION

On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and BGFA, accepted a binding offer and entered into an agreement to sell its interests in BGFA, BGI and certain affiliated companies, to BlackRock, Inc., (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the 1940 Act, completion of the BlackRock Transaction will cause the automatic termination of the Fund's current investment advisory agreement with BGFA. In order for the management of the Fund to continue uninterrupted, the Board approved a new investment advisory agreement for the Fund subject to shareholder approval. A special meeting of shareholders of the Fund is scheduled to be held on November 4, 2009. Each shareholder of record as of the close of business on August 25, 2009 will receive notice of and be entitled to vote at the meeting.

7. REVIEW OF SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions through October 23, 2009, the date the financial statements are available to be issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

22 2009 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Emerging Markets Stock Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

		Shares	Market Value* ($000)
Common Stocks (99.7%)[1]			
Brazil (16.4%)			
	Petroleo Brasileiro SA Pfd.	17,720,912	351,280
	Petroleo Brasileiro SA	12,701,496	292,013
	Petroleo Brasileiro SA Series A ADR	6,028,266	241,854
	Vale SA	10,233,577	230,337
*	Vale SA Class B ADR	9,860,918	227,787
	Petroleo Brasileiro SA ADR	4,456,295	205,970
	Itau Unibanco Holding SA	9,878,408	187,912
	Itau Unibanco Holding SA ADR	9,544,713	182,686
	Vale SA	6,981,638	177,355
	Banco Bradesco SA	8,711,900	170,420
*	Vale SA Class B ADR	6,665,271	169,898
	Investimentos Itau SA	20,693,452	118,292
	Banco Bradesco SA ADR	5,800,557	114,271
	OGX Petroleo e Gas Participacoes SA	117,073	94,371
	Cia de Bebidas das Americas	845,306	76,752
	BRF - Brasil Foods SA	3,034,000	73,146
	BM&FBOVESPA SA	11,312,020	72,883
	Cia Siderurgica Nacional SA ADR	2,002,498	66,403
	Usinas Siderurgicas de Minas Gerais SA	2,349,455	61,350
	Cia Siderurgica Nacional SA	1,790,860	59,157
	Cia de Bebidas das Americas ADR	583,580	52,569
*	Banco Santander Brasil SA ADR	4,418,424	52,402
	Companhia Brasileira de Meios de Pagamento	5,641,512	51,912
	Banco do Brasil SA	3,084,765	49,399
	Gerdau SA Pfd.	3,143,500	47,377
	Gerdau SA	3,108,446	46,938
	Metalurgica Gerdau SA Class A	2,549,208	46,814
	Redecard SA	3,078,885	45,198
	Bradespar SA	2,108,971	43,278
	Vivo Participacoes SA	1,437,552	34,992
	Cia de Concessoes Rodoviarias	1,710,624	33,638
	Cia Energetica de Minas Gerais	1,997,632	31,355
	Tele Norte Leste Participacoes SA	1,587,863	30,196
	Centrais Eletricas Brasileiras SA	2,057,681	29,307
	Ultrapar Participacoes SA	666,516	29,190
	Natura Cosmeticos SA	1,580,965	28,414
	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	463,049	28,010
	All America Latina Logistica SA	3,533,063	25,932
	Usinas Siderurgicas de Minas Gerais SA	1,045,883	25,708
	Souza Cruz SA	696,573	24,722
*	Global Village Telecom Holding SA	845,792	24,270
	Cia Energetica de Minas Gerais ADR	1,450,322	22,901
	Centrais Eletricas Brasileiras SA Pfd. B	1,770,359	22,511
*	NET Servicos de Comunicacao SA	1,688,791	20,813
	Lojas Americanas SA	2,983,798	19,462
	Cia Energetica de Sao Paulo	1,603,621	18,662
	Cyrela Brazil Realty SA	1,427,746	18,114
	Tele Norte Leste Participacoes SA ADR	923,045	17,593
	JBS SA	3,107,446	17,146
*	Empresa Brasileira de Aeronautica SA ADR	794,361	16,086
	CPFL Energia SA	905,339	15,855

67

Emerging Markets Stock Index Fund

		Shares	Market Value• ($000)
	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	834,813	15,747
	Tractebel Energia SA	1,287,597	15,715
	MRV Engenharia e Participacoes SA	791,627	14,874
	B2W Cia Global Do Varejo	493,134	14,293
*	Marfrig Alimentos SA	1,230,448	14,074
	Tele Norte Leste Participacoes SA	591,381	13,328
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	345,752	13,318
*	Duratex SA	1,792,702	12,415
	Cia Paranaense de Energia ADR	700,030	12,320
*	Votorantim Celulose e Papel SA	880,416	12,060
	Suzano Papel e Celulose SA	1,334,227	11,596
	Gerdau SA	982,900	11,243
	Banco do Estado do Rio Grande do Sul	1,759,402	11,186
	AES Tiete SA	936,700	10,555
	EDP - Energias do Brasil SA	641,805	10,296
	Klabin SA	4,312,661	10,282
*	Cosan SA Industria e Comercio	959,050	10,153
	Brasil Telecom Participacoes SA	977,726	9,879
	Cia de Saneamento Basico do Estado de Sao Paulo	508,882	9,822
*	Empresa Brasileira de Aeronautica SA	1,888,649	9,628
*	Braskem SA	1,456,924	9,594
	Brasil Telecom SA	1,114,832	9,499
*,^	Aracruz Celulose SA ADR	484,518	9,022
*	Fertilizantes Fosfatados SA	923,079	8,908
	Porto Seguro SA	823,524	8,691
	Telemar Norte Leste SA	261,350	8,225
	Cia de Transmissao de Energia Eletrica Paulista	286,000	7,923
	Tim Participacoes SA	3,297,732	7,806
	Tim Participacoes SA ADR	297,445	7,017
*	Banco Santander Brasil SA	577,500	6,819
	Brasil Telecom Participacoes SA ADR	132,666	6,677
	Cia Paranaense de Energia	360,439	6,279
*	BRF–Brasil Foods SA ADR	40,346	1,962
*	Aracruz Celulose SA	994,205	1,857
	Cia Brasileira de Distribuicao Grupo Pao de Acucar	48,619	1,467
	Vivo Participacoes SA ADR	57,000	1,382
	Centrais Eletricas Brasileiras SA ADR	58,000	832
*	NET Servicos de Comunicacao SA ADR	36,796	452
			4,492,087
	Chile (1.4%)		
	Empresas COPEC SA	4,279,504	56,993
	Empresas CMPC SA	967,647	34,627
	Centros Comerciales Sudamericanos SA	8,096,141	24,931
	Empresa Nacional de Electricidad SA	15,839,753	24,344
	Empresa Nacional de Electricidad SA ADR	523,033	24,002
	Enersis SA	65,135,530	23,137
	Sociedad Quimica y Minera de Chile SA ADR	610,654	22,441
	Banco Santander Chile ADR	416,014	21,899
	Enersis SA ADR	1,208,948	21,374
	CAP SA	740,167	19,238
	Lan Airlines SA	1,284,298	17,055
	Colbun SA	68,869,010	16,214
	ENTEL Chile SA	1,083,766	14,411
	SACI Falabella	2,755,256	13,078
	Sociedad Quimica y Minera de Chile SA Class B	337,642	12,400
	AES Gener SA	24,584,231	10,418
	Vina Concha y Toro SA	4,677,503	9,911
	Cia Cervecerias Unidas SA	1,313,267	9,263
	Banco de Credito e Inversiones	302,311	8,774
	Banco Santander Chile	54,517,082	2,772
			387,282
	China (18.5%)		
	China Mobile Ltd.	56,862,967	533,058
	China Construction Bank Corp.	422,377,493	364,145
	Industrial & Commercial Bank of China	431,501,659	343,309
	China Life Insurance Co. Ltd.	70,287,470	323,170
	Bank of China Ltd.	538,683,525	312,486
	CNOOC Ltd.	168,975,952	253,065
	PetroChina Co. Ltd.	200,127,679	240,810
	Tencent Holdings Ltd.	8,531,980	148,564
	China Shenhua Energy Co. Ltd.	30,809,325	138,214
	China Petroleum & Chemical Corp.	151,841,540	128,773
^	Ping An Insurance Group Co. of China Ltd.	12,290,488	107,712
	China Overseas Land & Investment Ltd.	39,079,076	84,251

68

Emerging Markets Stock Index Fund

		Shares	Market Value• ($000)
^	China Merchants Bank Co. Ltd.	32,664,949	83,568
	China Unicom Hong Kong Ltd.	57,135,048	72,647
^	Bank of Communications Co. Ltd.	55,606,232	66,488
	China Telecom Corp. Ltd.	133,777,683	59,127
	China Coal Energy Co.	33,956,000	47,240
	China Resources Land Ltd.	19,458,000	46,971
*,^	Byd Co. Ltd.	5,129,755	46,964
	China Communications Construction Co. Ltd.	40,946,834	44,021
^	Aluminum Corp. of China Ltd.	38,081,880	41,485
	China Resources Enterprise	12,065,460	40,410
	Hengan International Group Co. Ltd.	6,275,000	40,393
	Zijin Mining Group Co. Ltd.	39,558,120	38,290
	Belle International Holdings Ltd.	36,117,500	36,465
	Tingyi Cayman Islands Holding Corp.	16,112,752	35,951
	China Citic Bank	46,771,933	35,011
	China Merchants Holdings International Co. Ltd.	10,819,510	34,507
	Dongfeng Motor Group Co. Ltd.	27,126,044	32,251
	China Resources Power Holdings Co. Ltd.	15,462,548	32,033
^	Jiangxi Copper Co. Ltd.	13,853,992	31,390
*	China Mengniu Dairy Co. Ltd.	11,023,676	30,887
	Yanzhou Coal Mining Co. Ltd.	19,752,112	30,536
^	China COSCO Holdings Co. Ltd.	23,569,000	29,049
	Shimao Property Holdings Ltd.	15,435,772	28,673
	Sino-Ocean Land Holdings Ltd.	29,175,802	28,373
*	China Railway Group Ltd.	35,794,608	28,180
	Beijing Enterprises Holdings Ltd.	4,684,000	28,038
	Citic Pacific Ltd.	10,473,874	26,992
^	Anhui Conch Cement Co. Ltd.	4,156,698	26,895
^	Alibaba.com Ltd.	11,629,632	26,794
*,^	China Taiping Insurance Holdings Co. Ltd.	7,024,007	24,756
	China National Building Material Co. Ltd.	11,502,180	24,696
	Shanghai Industrial Holdings Ltd.	5,243,045	24,631
	Lenovo Group Ltd.	43,569,309	24,259
	Denway Motors Ltd.	49,130,893	23,517
^	China Railway Construction Corp. Ltd.	16,231,265	21,515
^	Angang Steel Co. Ltd.	11,036,396	20,344
	Huaneng Power International Inc.	31,383,992	20,033
	Agile Property Holdings Ltd.	15,571,245	19,930
	Kingboard Chemical Holdings Ltd.	4,934,626	19,861
^	Li Ning Co. Ltd.	7,140,068	19,372
	Cnpc Hong Kong Ltd.	18,344,330	19,366
	Parkson Retail Group Ltd.	11,810,779	19,121
	Fushan International Energy Group Ltd.	24,719,984	19,039
	China Yurun Food Group Ltd.	9,127,439	18,760
*,^	PICC Property & Casualty Co. Ltd.	25,083,551	18,476
	Inner Mongolia Yitai Coal Co. Class B	2,844,050	18,240
	Chaoda Modern Agriculture Holdings Ltd.	23,187,067	17,915
	China Shipping Development Co. Ltd.	12,699,274	17,825
^	Guangzhou R&F Properties Co. Ltd.	9,462,400	17,731
*	GOME Electrical Appliances Holdings Ltd.	59,705,805	17,490
^	China Everbright Ltd.	7,200,010	16,973
	China Oilfield Services Ltd.	15,144,000	16,363
^	ZTE Corp.	2,913,849	16,146
	COSCO Pacific Ltd.	11,378,988	15,719
^	Datang International Power Generation Co. Ltd.	33,044,568	15,650
^	China High Speed Transmission Equipment Group Co.	7,703,280	15,449
^	Country Garden Holdings Co.	40,231,821	15,426
*,^	China Zhongwang Holdings Ltd.	16,073,732	15,049
	Shui On Land Ltd.	24,266,737	14,709
	Want Want China Holdings Ltd.	24,778,285	14,557

69

Emerging Markets Stock Index Fund

		Shares	Market Value* ($000)
*	Metallurgical Corp. of China Ltd.	21,386,000	14,487
	Guangdong Investment Ltd.	26,826,464	14,019
^	Renhe Commercial Holdings Co. Ltd.	72,447,454	13,936
	China Vanke Co. Ltd. Class B	10,835,765	13,403
	Shanghai Electric Group Co. Ltd.	27,930,613	13,152
	Zhejiang Expressway Co. Ltd.	14,870,704	12,648
	China Dongxiang Group Co.	20,530,788	12,544
*,^	Air China Ltd.	22,989,548	12,444
	Shandong Weigao Group Medical Polymer Co. Ltd.	3,473,550	12,277
*,^	Beijing Capital International Airport Co. Ltd.	17,891,654	12,032
	Hopson Development Holdings Ltd.	6,651,840	11,640
	Tsingtao Brewery Co. Ltd.	2,860,000	11,619
	China Agri-Industries Holdings Ltd.	11,741,586	11,262
	Yantai Changyu Pioneer Wine Co. Class B	1,529,703	11,245
	Huabao International Holdings Ltd.	11,368,838	10,844
	Jiangsu Expressway Co. Ltd.	12,164,139	10,817
*,^	Maanshan Iron & Steel	17,803,134	10,717
^	Soho China Ltd.	19,322,606	10,383
^	Geely Automobile Holdings Ltd.	28,121,000	10,168
^	Fosun International	14,897,237	10,091
^	Sinofert Holdings Ltd.	19,983,917	9,890
*,^	Hidili Industry International Development Ltd.	9,627,913	9,853
*	Sinopec Shanghai Petrochemical Co. Ltd.	24,487,888	9,814
	Weichai Power Co. Ltd.	1,424,800	9,301
*,^	China Shipping Container Lines Co. Ltd.	25,397,618	9,089
	China Communications Services Corp. Ltd.	17,058,311	8,824
	Franshion Properties China Ltd.	30,526,094	8,535
	China BlueChemical Ltd.	15,869,405	8,443
*	China South Locomotive and Rolling Stock Corp.	15,222,877	8,442
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	4,304,500	8,034
	China Travel International Inv HK	31,645,204	6,480
	Sinotruk Hong Kong Ltd.	5,122,500	6,091
	Guangshen Railway Co. Ltd.	14,713,975	5,978
	Dongfang Electric Corp. Ltd.	1,199,315	5,958
	China International Marine Containers Co. Ltd. Class B	5,432,359	5,417
	Shanghai Zhenhua Heavy Industry Co. Ltd. Class B	6,000,148	4,966
	Harbin Power Equipment Co. Ltd.	4,775,460	4,436
			5,079,363
	Colombia (0.2%)		
	BanColombia SA ADR	1,374,602	54,407
	Czech Republic (0.5%)		
	CEZ AS	1,546,290	76,146
	Komercni Banka AS	151,825	29,773
	Telefonica O2 Czech Republic AS	1,095,199	25,804
			131,723
	Egypt (0.3%)		
	Orascom Construction Industries GDR	903,585	43,617
	Orascom Telecom Holding SAE GDR	899,821	30,597
			74,214
	Hungary (0.6%)		
*,^	OTP Bank PLC	2,683,466	75,458
*,^	MOL Hungarian Oil and Gas NyRt	504,566	42,154
^	Richter Gedeon Nyrt.	141,651	29,500
	Magyar Telekom Telecommunications PLC	4,804,066	19,849
			166,961
	India (7.3%)		
	Reliance Industries Ltd.	6,197,051	250,719
	Infosys Technologies Ltd.	4,319,545	200,602
	Housing Development Finance Corp.	1,981,489	110,877
	ICICI Bank Ltd.	5,168,882	85,359
	Larsen & Toubro Ltd.	1,871,295	61,769
	Tata Consultancy Services Ltd.	4,426,925	58,856
	Oil & Natural Gas Corp. Ltd.	2,455,572	58,510

70

Emerging Markets Stock Index Fund

		Shares	Market Value* ($000)
	Sterlite Industries India Ltd.	3,516,273	56,788
	ITC Ltd.	10,501,311	56,544
	Bharat Heavy Electricals Ltd.	1,104,528	51,656
	HDFC Bank Ltd.	1,441,322	49,085
	Hindustan Unilever Ltd.	8,189,832	48,965
	Jindal Steel & Power Ltd.	3,485,707	46,964
	HDFC Bank Ltd. ADR	386,916	42,797
	Axis Bank Ltd.	2,025,948	38,566
	NTPC Ltd.	7,720,840	34,653
	ICICI Bank Ltd. ADR	1,084,354	34,103
	DLF Ltd.	3,811,839	29,644
	GAIL India Ltd.	3,555,911	26,172
	Mahindra & Mahindra Ltd.	1,317,819	25,500
	Hero Honda Motors Ltd.	768,369	25,378
	Wipro Ltd.	1,881,847	23,984
	Tata Motors Ltd.	2,014,165	23,843
	State Bank of India Ltd.	498,607	23,006
	Jaiprakash Associates Ltd.	5,183,770	22,828
	Tata Power Co. Ltd.	786,724	22,117
	Reliance Communications Ltd.	5,800,483	21,380
	Reliance Infrastructure Ltd.	950,003	21,022
	Sun Pharmaceutical Industries Ltd.	673,101	19,587
	Infrastructure Development Finance Co. Ltd.	6,271,254	19,359
	Maruti Suzuki India Ltd.	852,470	19,283
	Unitech Ltd.	11,121,755	19,056
	Sesa Goa Ltd.	2,975,789	18,901
	Kotak Mahindra Bank Ltd.	1,261,913	18,842
	Cipla Ltd.	2,995,234	18,137
	Tata Steel Ltd.	1,803,404	17,824
	Wipro Ltd. ADR	950,747	16,305
	Hindalco Industries Ltd.	6,349,868	16,226
*	Indiabulls Real Estate Ltd.	2,985,568	15,618
	United Spirits Ltd.	674,388	15,158
	Reliance Capital Ltd.	943,223	14,775
*	Cairn India Ltd.	2,652,249	14,688
*	Dr Reddys Laboratories Ltd. ADR	670,562	14,571
	Steel Authority Of India Ltd.	4,210,837	14,513
	Bajaj Auto Ltd.	402,709	11,798
	JSW Steel Ltd.	688,479	10,908
	Ambuja Cements Ltd.	5,665,090	10,636
	Satyam Computer Services Ltd.	4,868,700	10,521
	HCL Technologies Ltd.	1,475,287	9,473
	Power Grid Corp. of India Ltd.	4,247,266	9,317
*	GMR Infrastructure Ltd.	7,019,658	9,075
*	Reliance Natural Resources Ltd.	6,728,278	9,025
	Grasim Industries Ltd.	194,339	8,959
	Zee Entertainment Enterprises Ltd.	1,820,957	8,828
	Bharat Petroleum Corp. Ltd.	803,637	8,734
	Dr Reddys Laboratories Ltd.	393,566	8,428
*	Ranbaxy Laboratories Ltd.	983,253	8,097
	Siemens India Ltd.	739,571	8,005
	ABB Ltd.	475,183	7,702
	ACC Ltd.	479,525	7,580
*	Idea Cellular Ltd.	5,828,930	6,372
	United Phosphorus Ltd.	1,941,274	5,859
	Aditya Birla Nuvo Ltd.	307,855	5,134
	Glenmark Pharmaceuticals Ltd.	983,453	4,644
	State Bank of India Ltd. GDR	47,357	4,325
			1,997,960
Indonesia (1.8%)			
	Telekomunikasi Indonesia Tbk PT	96,309,479	82,933
	Astra International Tbk PT	19,617,590	63,116
	Bank Central Asia Tbk PT	118,063,724	55,596
	Perusahaan Gas Negara PT	115,359,980	42,923
	Bumi Resources Tbk PT	167,854,552	40,409
	Bank Rakyat Indonesia	52,717,800	38,363
	Bank Mandiri Tbk PT	71,996,524	34,548
	United Tractors Tbk PT	14,658,962	22,476
	Indocement Tunggal Prakarsa Tbk PT	14,783,603	16,834
	Unilever Indonesia Tbk PT	14,970,230	15,657
	Tambang Batubara Bukit Asam Tbk PT	9,192,786	14,321
	Bank Danamon Indonesia Tbk PT	27,742,349	12,942
	Indofood Sukses Makmur Tbk PT	38,837,796	12,274
	Semen Gresik Persero Tbk PT	14,990,820	10,594
	Indosat Tbk PT	16,244,773	8,629
*	International Nickel Indonesia Tbk PT	20,428,650	8,466
	Astra Agro Lestari Tbk PT	3,539,180	7,857
	Aneka Tambang Tbk PT	33,111,159	7,695
*	Lippo Karawaci Tbk PT	110,385,730	7,467
			503,100

71

Emerging Markets Stock Index Fund

	Shares	Market Value* ($000)
Israel (2.8%)		
Teva Pharmaceutical Industries Ltd.	7,823,886	394,445
Israel Chemicals Ltd.	4,878,803	56,987
* Check Point Software Technologies	1,641,051	50,987
Bank Leumi Le-Israel BM	11,297,357	44,122
* Bank Hapoalim BM	9,506,511	34,706
Teva Pharmaceutical Industries Ltd. ADR	562,697	28,405
Bezeq Israeli Telecommunication Corp. Ltd.	11,562,047	25,803
* Nice Systems Ltd.	613,807	19,100
Partner Communications Co. Ltd.	827,342	15,687
Cellcom Israel Ltd.	509,121	15,319
Elbit Systems Ltd.	232,181	14,067
* Israel Corp. Ltd.	19,078	13,121
Makhteshim-Agan Industries Ltd.	2,644,356	12,359
* Mizrahi Tefahot Bank Ltd.	1,195,124	9,713
Israel Discount Bank Ltd. Class A	4,840,432	9,240
Discount Investment Corp.	361,214	8,488
Delek Group Ltd.	37,035	6,119
Ormat Industries	546,707	4,766
		763,434
Malaysia (2.8%)		
Sime Darby Bhd.	28,034,813	72,487
CIMB Group Holdings Bhd.	18,697,432	67,833
Malayan Banking Bhd.	33,293,158	64,479
IOI Corp. Bhd.	32,252,955	50,009
Tenaga Nasional Bhd.	18,658,446	45,732
Genting Bhd.	21,267,890	44,708
Public Bank Bhd.	10,172,547	31,689
MISC Bhd.	10,039,465	26,100
Genting Malaysia Bhd.	31,353,410	25,044
AMMB Holdings Bhd.	17,360,058	23,869
PPB Group Bhd.	5,179,944	22,875
Digi.Com Bhd.	3,401,273	21,719
* Axiata Group Bhd.	24,870,709	21,181
British American Tobacco Malaysia Bhd.	1,403,705	18,435
Kuala Lumpur Kepong Bhd.	4,186,608	18,284
YTL Corp. Bhd.	7,410,353	15,759
IJM Corp. Bhd.	10,774,250	16,028
Petronas Gas Bhd.	4,976,228	14,224
PLUS Expressways Bhd.	14,661,282	14,132
Gamuda Bhd.	15,219,888	13,896
YTL Power International Bhd.	20,856,627	13,106
Hong Leong Bank Bhd.	4,932,036	10,785
Berjaya Sports Toto Bhd.	7,706,945	9,714
UMW Holdings Bhd.	5,240,160	9,651
Telekom Malaysia Bhd.	10,611,140	9,325
Tanjong PLC	2,101,136	9,297
SP Setia Bhd.	8,129,852	9,142
Bursa Malaysia Bhd.	3,592,852	8,498
Parkson Holdings Bhd.	5,149,616	7,640
Petronas Dagangan Bhd.	2,651,600	6,898
RHB Capital Bhd.	4,365,335	6,848
Alliance Financial Group Bhd.	9,303,417	6,647
Lafarge Malayan Cement Bhd.	3,325,820	5,869
MMC Corp. Bhd.	7,532,800	5,459
Astro All Asia Networks PLC	5,457,890	5,264
Hong Leong Financial Group Bhd.	2,879,800	5,210
* IGB Corp. Bhd.	8,836,900	5,019
* AirAsia Bhd.	12,700,948	4,994
KLCC Property Holdings Bhd.	4,981,100	4,758
Genting Plantations Bhd.	2,020,400	3,612
* Malaysian Airline System Bhd.	2,691,400	2,437
		777,656
Mexico (4.4%)		
America Movil SAB de CV	176,233,467	388,938
Wal-Mart de Mexico SAB de CV	27,472,294	95,834
* Cemex SAB de CV	87,075,125	90,414
Grupo Televisa SA	23,163,526	89,645
Fomento Economico Mexicano SAB de CV	20,341,668	88,045
* Grupo Mexico SAB de CV Class B	36,448,768	73,153
Telefonos de Mexico SAB de CV	52,293,789	43,526
Grupo Financiero Banorte SAB de CV	13,546,930	43,297
Telmex Internacional SAB de CV	51,393,580	34,564
Grupo Elektra SA de CV	725,670	28,469
* Carso Global Telecom SAB de CV	6,821,318	26,534
* Grupo Modelo SAB de CV	4,939,747	22,421
Kimberly-Clark de Mexico SAB de CV Class A	5,313,912	21,048
Grupo Bimbo SAB de CV Class A	3,460,888	20,157
Industrias Penoles SAB de CV	1,044,224	19,068

72

Emerging Markets Stock Index Fund

		Shares	Market Value* ($000)
	Grupo Financiero Inbursa SA	6,579,698	18,538
	Grupo Carso SAB de CV	5,574,166	16,464
	Alfa SAB de CV Class A	3,001,631	15,543
	Coca-Cola Femsa SAB de CV	2,734,213	14,748
	Mexichem SAB de CV	9,020,696	14,347
*	Desarrolladora Homex SAB de CV	2,188,490	13,019
*	Urbi Desarrollos Urbanos SAB DE CV	5,027,693	9,638
	Grupo Aeroportuario del Pacifico SAB de CV Class B	3,043,407	7,800
	Grupo Aeroportuario del Pacifico SAB de CV ADR	146,917	3,745
			1,198,955
Peru (0.6%)			
	Southern Copper Corp. (U.S. Shares)	1,421,171	44,767
	Cia de Minas Buenaventura SA ADR	1,052,945	35,348
	Credicorp Ltd.	422,657	29,235
	Cia de Minas Buenaventura SA	750,871	25,812
	Southern Copper Corp.	628,667	19,803
	Credicorp Ltd. (New York Shares)	225,455	15,563
			170,528
Philippines (0.5%)			
	Philippine Long Distance Telephone Co.	468,370	25,172
	Manila Electric Co.	4,403,532	17,121
	Bank of the Philippine Islands	14,637,395	14,242
	SM Investments Corp.	2,023,876	13,218
	Ayala Corp.	2,066,646	12,505
	Ayala Land Inc.	52,653,650	11,385
	SM Prime Holdings Inc.	41,050,286	8,512
	Energy Development Corp.	79,682,753	6,882
	Globe Telecom Inc.	348,773	6,687
	Banco de Oro Unibank Inc.	7,338,391	5,327
	Jollibee Foods Corp.	4,591,759	4,885
	Metropolitan Bank & Trust	5,198,710	4,398
			130,334
Poland (1.3%)			
*	Powszechna Kasa Oszczednosci Bank Polski SA	6,018,454	71,313
*	Bank Pekao SA	1,127,005	60,491
	KGHM Polska Miedz SA	1,166,580	39,268

		Shares	Market Value* ($000)
	Telekomunikacja Polska SA	6,594,815	38,703
*	Polski Koncern Naftowy Orlen	3,230,109	33,621
	Polskie Gornictwo Naftowe I Gazownictwo SA	11,836,570	14,413
*	Bank Zachodni WBK SA	258,200	13,784
*	Globe Trade Centre SA	1,478,900	12,760
	Asseco Poland SA	591,971	11,894
*	BRE Bank SA	102,662	9,517
*	Getin Holding SA	3,138,117	8,931
	TVN SA	1,670,154	8,277
*	ING Bank Slaski SA	33,261	7,464
*	Bank Handlowy w Warszawie SA	327,029	7,172
*	PBG SA	89,881	7,001
*	Bank Millennium SA	3,201,072	5,254
*	Grupa Lotos SA	557,240	5,065
	Cyfrowy Polsat SA	866,731	4,184
			359,112
Russia (6.7%)			
	Gazprom OAO ADR	22,426,568	537,835
	Lukoil OAO ADR	4,438,902	257,508
	Sberbank of Russian Federation	77,187,472	168,293
	MMC Norilsk Nickel ADR	8,531,650	112,076
	Rosneft Oil Co. GDR	12,335,536	93,797
	Mobile Telesystems OJSC ADR	1,913,250	86,670
	Surgutneftegaz ADR	7,394,614	65,263
*	Vimpel-Communications ADR	3,210,461	57,563
	Tatneft ADR	2,094,609	54,244
	NovaTek OAO GDR	877,129	44,033
	Polyus Gold Co. ADR	1,463,602	39,540
	VTB Bank OJSC GDR	9,293,849	36,992
*	RusHydro	894,208,332	30,969
*	Uralkali	7,065,436	30,734
*	Federal Grid Co. Unified Energy System JSC	2,531,825,334	26,963
	Surgutneftegaz	61,487,229	25,613
	Mechel ADR	1,294,277	22,210
	Novolipetsk Steel OJSC GDR	767,773	19,998
	Gazpromneft JSC	3,223,019	16,442
	Severstal GDR	2,155,673	15,550
*	Sistema JSFC GDR	879,052	14,264
*	Wimm-Bill-Dann Foods OJSC ADR	203,530	13,754
*	Pharmstandard GDR	797,972	12,896
	AK Transneft OAO	14,287	11,951
	Rostelecom ADR	279,978	10,933
	TMK OAO GDR	539,979	9,755
	Comstar United Telesystems OJSC GDR	1,588,063	8,198

73

Emerging Markets Stock Index Fund

		Shares	Market Value• ($000)
*	Polymetal	678,573	5,833
	Lukoil OAO ADR	29,160	1,692
			1,831,569
	South Africa (7.0%)		
	MTN Group Ltd.	13,911,787	207,136
	Sasol Ltd.	5,441,714	203,875
	Standard Bank Group Ltd.	11,059,354	138,032
	Naspers Ltd.	3,636,400	131,268
	Impala Platinum Holdings Ltd.	5,105,181	112,332
	AngloGold Ashanti Ltd.	2,858,314	106,756
	Gold Fields Ltd.	6,365,508	81,440
	FirstRand Ltd.	26,822,966	60,416
	Sanlam Ltd.	19,471,813	53,460
	Anglo Platinum Ltd.	583,308	50,419
	Remgro Ltd.	4,193,832	49,095
	ABSA Group Ltd.	3,070,985	48,614
	Bidvest Group Ltd.	2,739,595	42,899
	Harmony Gold Mining Co. Ltd.	3,515,823	35,215
	Shoprite Holdings Ltd.	3,936,223	32,076
	Tiger Brands Ltd.	1,583,422	31,706
	African Bank Investments Ltd.	7,388,830	28,849
	Nedbank Group Ltd.	1,883,089	28,307
	RMB Holdings Ltd.	7,005,175	25,575
	Steinhoff International Holdings Ltd.	10,293,306	24,874
*	Vodacom Group Pty Ltd.	3,576,445	24,799
	Truworths International Ltd.	4,231,467	24,219
	ArcelorMittal South Africa Ltd.	1,794,817	24,154
	Growthpoint Properties Ltd.	13,603,320	24,075
	Massmart Holdings Ltd.	2,037,305	23,537
	Kumba Iron Ore Ltd.	787,022	23,498
	Murray & Roberts Holdings Ltd.	3,015,268	21,522
*	Redefine Income Fund Ltd.	23,174,569	21,301
	Aveng Ltd.	3,901,549	20,692
	Pretoria Portland Cement Co. Ltd.	4,905,575	20,536
	African Rainbow Minerals Ltd.	1,005,449	19,467
*	Aspen Pharmacare Holdings Ltd.	2,279,167	19,208
	Sappi Ltd.	4,974,979	18,384
	Imperial Holdings Ltd.	1,735,706	17,869
	Investec Ltd.	2,182,573	16,106
	Foschini Ltd.	1,902,407	15,056
	Woolworths Holdings Ltd.	6,702,780	14,965
	Telkom SA Ltd.	2,620,731	14,683
	Netcare Ltd.	9,226,441	13,588
	Exxaro Resources Ltd.	1,169,424	13,136
	Reunert Ltd.	1,831,980	12,904
	Pick n Pay Stores Ltd.	2,262,990	11,764
	Discovery Holdings Ltd.	2,370,113	9,419
	Liberty Holdings Ltd.	1,023,216	8,847
	Northam Platinum Ltd.	1,447,770	6,766
			1,932,839
	South Korea (12.8%)		
	Samsung Electronics Co. Ltd.	638,760	384,363
2	Samsung Electronics Co. Ltd. GDR	809,571	245,515
	POSCO ADR	1,411,619	144,155
	Hyundai Motor Co.	1,422,428	129,021
	POSCO	265,340	109,964
*	Shinhan Financial Group Co. Ltd.	2,253,959	85,517
	LG Electronics Inc.	892,559	82,973
*	KB Financial Group Inc.	1,638,654	78,819
	Hyundai Mobis	586,614	78,221
	Samsung Electronics Co. Ltd. Pfd.	194,329	77,847
	LG Chem Ltd.	430,646	74,213
*	KB Financial Group Inc. ADR	1,449,101	68,745
*	Hynix Semiconductor Inc.	4,475,740	66,449
	Samsung Fire & Marine Insurance Co. Ltd.	353,358	64,337
	KT&G Corp.	1,047,166	60,965
^	Shinhan Financial Group Co. Ltd. ADR	762,778	57,704
*	NHN Corp.	384,171	56,661
	Shinsegae Co. Ltd.	130,568	56,371
	Hana Financial Group Inc.	1,796,620	53,284
	SK Energy Co. Ltd.	572,306	52,565
	LG Display Co. Ltd.	2,135,036	51,090
	LG Corp.	895,007	50,705
^	Hyundai Heavy Industries	360,084	49,322
	Samsung C&T Corp.	1,178,553	47,968
	Samsung Electro-Mechanics Co. Ltd.	556,663	46,284
*	Korea Electric Power Corp. ADR	2,814,124	39,060
	Samsung SDI Co. Ltd.	314,112	35,860
	Hyundai Steel Co.	506,283	32,162
	SK Telecom Co. Ltd. ADR	1,905,419	31,840
*	Woori Finance Holdings Co. Ltd.	2,314,280	31,150
	GS Engineering & Construction Corp.	346,301	30,368
*	Korea Electric Power Corp.	1,040,961	29,497
*	Kia Motors Corp.	1,956,944	29,068
	Samsung Heavy Industries Co. Ltd.	1,531,995	28,981

74

Emerging Markets Stock Index Fund

		Shares	Market Value* ($000)
	Korea Exchange Bank	2,493,310	28,334
	Samsung Techwin Co. Ltd.	353,715	27,085
	Hyundai Engineering & Construction Co. Ltd.	484,946	26,773
	Samsung Engineering Co. Ltd.	286,471	25,328
	SK Telecom Co. Ltd.	164,609	25,070
	Samsung Securities Co. Ltd.	487,841	23,912
	KT Corp.	688,196	22,433
	Lotte Shopping Co. Ltd.	77,336	21,842
	S-Oil Corp.	447,198	21,634
	Amorepacific Corp.	29,453	20,328
	OCI Co. Ltd.	115,057	20,214
*	Industrial Bank Of Korea	1,575,270	19,084
	Daewoo Securities Co. Ltd.	1,210,560	18,393
	SK Holdings Co. Ltd.	231,544	18,368
	LG Household & Health Care Ltd.	87,388	18,150
	Busan Bank	1,547,259	17,544
	Daelim Industrial Co. Ltd.	276,013	17,516
	KT Corp. ADR	1,088,607	17,472
	Cheil Industries Inc.	440,013	16,416
	Hyundai Development Co.	552,686	16,358
	Doosan Heavy Industries and Construction Co. Ltd.	304,235	16,327
	Woongjin Coway Co. Ltd.	475,869	15,908
	Daegu Bank	1,175,105	15,591
^	NCSoft Corp.	137,230	14,676
	Samsung Card Co.	367,233	14,550
	LS Corp.	176,261	14,401
	Hankook Tire Co. Ltd.	734,556	14,041
*	Korean Air Lines Co. Ltd.	364,914	13,887
	Hyundai Department Store Co. Ltd.	141,642	13,539
	Hanwha Corp.	422,876	13,513
	Hyundai Securities Co.	1,180,781	13,406
^	Daewoo International Corp.	481,637	13,155
	KCC Corp.	45,576	13,138
	Kangwon Land Inc.	969,678	12,957
	Yuhan Corp.	79,507	12,805
	GS Holdings Corp.	504,938	12,507
	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	942,102	12,392
	CJ CheilJedang Corp.	72,971	12,340
	Mirae Asset Securities Co. Ltd.	230,739	12,061
^	Daewoo Engineering & Construction Co. Ltd.	1,153,314	11,749
	LS Industrial Systems Co. Ltd.	154,925	11,605
^	Hyosung Corp.	205,242	11,280
	Korea Zinc Co. Ltd.	71,954	11,121
^	Doosan Infracore Co. Ltd.	772,442	10,991
	Woori Investment & Securities Co. Ltd.	871,841	10,960
	Dongbu Insurance Co. Ltd.	356,011	10,803
	Hyundai Motor Co. Pfd.	324,427	10,558
	LG Telecom Ltd.	1,395,142	10,453
	Korea Investment Holdings Co. Ltd.	378,485	10,094
	Korea Gas Corp.	237,626	10,026
^	Honam Petrochemical Corp.	136,093	9,335
	Hyundai Mipo Dockyard	113,070	9,315
	STX Pan Ocean Co. Ltd.	997,530	9,090
	Hanjin Shipping Co. Ltd.	569,570	7,741
	LG Electronics Inc.	183,089	7,253
	Dongkuk Steel Mill Co. Ltd.	333,692	7,086
	Hite Brewery Co. Ltd.	51,975	7,072
	Lotte Confectionery Co. Ltd.	6,927	6,966
	LG Dacom Corp.	432,930	6,837
	Doosan Corp.	98,051	6,800
	SK Networks Co. Ltd.	718,620	6,792
	Tong Yang Securities Inc.	733,436	6,720
*	SK Broadband Co. Ltd.	1,539,848	6,331
	Hanwha Chem Corp.	670,040	6,230
	S1 Corp.	148,120	5,929
	Hanjin Heavy Industries & Construction Co. Ltd.	311,562	5,567
^	Taewoong Co. Ltd.	78,578	5,358
*	Celltrion Inc.	436,449	5,265
^	STX Offshore & Shipbuilding Co. Ltd.	440,957	4,706
*	Korea Express Co. Ltd.	74,718	4,103
	Taihan Electric Wire Co. Ltd.	236,491	3,779
			3,502,425
	Taiwan (11.0%)		
	HON HAI Precision Industry Co. Ltd.	70,951,633	277,905
	Taiwan Semiconductor Manufacturing Co. Ltd.	127,718,045	231,680
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,650,545	187,466
	MediaTek Inc.	8,401,186	117,583
*	Cathay Financial Holding Co. Ltd.	54,346,202	93,197
	China Steel Corp.	91,269,869	81,033
	Nan Ya Plastics Corp.	47,473,439	75,520
	Formosa Plastics Corp.	36,973,458	70,918
	Asustek Computer Inc.	35,722,291	65,610
	HTC Corp.	6,080,242	60,380
	Acer Inc.	23,749,014	55,980
	Formosa Chemicals & Fibre Corp.	26,905,164	50,138
	Chunghwa Telecom Co. Ltd.	27,143,319	47,644
	Chinatrust Financial Holding Co. Ltd.	78,352,403	47,064

75

Emerging Markets Stock Index Fund

	Shares	Market Value• ($000)
* Fubon Financial Holding Co. Ltd.	41,719,144	46,293
Yuanta Financial Holding Co. Ltd.	68,423,773	45,155
Delta Electronics Inc.	15,723,245	43,659
Compal Electronics Inc.	34,919,083	43,656
Mega Financial Holding Co. Ltd.	72,802,296	40,542
Quanta Computer Inc.	20,415,880	38,620
Chunghwa Telecom Co. Ltd. ADR	2,151,204	37,388
*,^ United Microelectronics Corp. ADR	10,880,097	35,796
Uni-President Enterprises Corp.	31,401,385	35,037
AU Optronics Corp.	38,172,869	33,850
Far Eastern Textile Co. Ltd.	26,730,400	31,521
Taiwan Mobile Co. Ltd.	17,596,785	31,471
* United Microelectronics Corp.	61,451,970	29,541
Taiwan Cement Corp.	28,175,583	28,907
Formosa Petrochemical Corp.	11,784,559	28,737
AU Optronics Corp. ADR	3,093,195	27,313
First Financial Holding Co. Ltd.	45,081,761	26,043
Lite-On Technology Corp.	19,728,409	25,984
Wistron Corp.	15,376,955	25,742
InnoLux Display Corp.	19,500,578	25,684
Taiwan Fertilizer Co. Ltd.	7,100,800	22,044
* China Development Financial Holding Corp.	84,303,785	21,961
* Chi Mei Optoelectronics Corp.	42,356,999	21,131
Chang Hwa Commercial Bank	47,391,094	20,620
Taiwan Cooperative Bank	34,090,450	20,115
Siliconware Precision Industries Co.	14,820,860	19,486
* Shin Kong Financial Holding Co. Ltd.	47,655,222	19,389
Synnex Technology International Corp.	9,801,151	18,544
* SinoPac Financial Holdings Co. Ltd.	49,774,113	18,382
Hua Nan Financial Holdings Co. Ltd.	31,072,685	18,054
Foxconn Technology Co. Ltd.	5,357,976	17,849
Far EasTone Telecommunications Co. Ltd.	15,529,043	17,472
Cheng Shin Rubber Industry Co. Ltd.	8,279,344	17,013
Asia Cement Corp.	15,896,508	16,691
Advanced Semiconductor Engineering Inc.	21,161,400	16,678
Siliconware Precision Industries Co. ADR	2,395,885	16,124
Macronix International	31,714,944	16,076
Epistar Corp.	5,431,732	15,817
Pou Chen Corp.	21,625,100	14,827
Advanced Semiconductor Engineering Inc. ADR	3,787,845	14,659
* Taishin Financial Holding Co. Ltd.	33,835,678	13,242
Powertech Technology Inc.	4,771,527	13,062
KGI Securities Co. Ltd.	28,397,000	13,011
Catcher Technology Co. Ltd.	5,333,663	12,912
President Chain Store Corp.	5,405,539	12,230
* E.Sun Financial Holding Co. Ltd.	30,472,591	11,862
Novatek Microelectronics Corp. Ltd.	4,761,107	10,741
Largan Precision Co. Ltd.	920,135	10,538
* Polaris Securities Co. Ltd.	20,263,775	10,398
Richtek Technology Corp.	1,268,930	9,736
Transcend Information Inc.	3,011,981	9,420
Inventec Co. Ltd.	17,015,175	9,413
Unimicron Technology Corp.	8,239,754	9,401
Simplo Technology Co. Ltd.	1,824,000	9,366
Yulon Motor Co. Ltd.	8,263,280	9,243
Young Fast Optoelectronics Co. Ltd.	801,000	9,165
WPG Holdings Co. Ltd.	6,467,000	8,848
Tripod Technology Corp.	3,460,657	8,660
Chicony Electronics Co. Ltd.	3,888,399	8,503
Far Eastern Department Stores Co. Ltd.	8,136,216	8,358
* Chunghwa Picture Tubes	78,362,331	8,039
* Ruentex Industries Ltd.	4,741,226	7,739
Realtek Semiconductor Corp.	3,634,887	7,727
* Walsin Lihwa Corp.	23,830,170	7,722
* Inotera Memories Inc.	12,470,424	7,368
Coretronic Corp.	6,587,000	7,212
Taiwan Glass Industrial Corp.	9,364,959	7,199
Giant Manufacturing Co. Ltd.	2,775,200	7,196

76

Emerging Markets Stock Index Fund

		Shares	Market Value* ($000)
	U-Ming Marine Transport Corp.	3,958,988	7,181
*	HannStar Display Corp.	37,945,202	7,155
	Everlight Electronics Co. Ltd.	2,594,089	7,091
*	Qisda Corp.	12,731,928	7,062
	Pixart Imaging Inc.	989,278	6,974
*	Tatung Co. Ltd.	31,420,600	6,920
	Phison Electronics Corp.	1,021,315	6,837
*	Powerchip Semiconductor Corp.	60,254,716	6,719
	Motech Industries Inc.	2,481,928	6,571
	Tung Ho Steel Enterprise Corp.	6,897,144	6,556
*	Clevo Co.	5,231,938	6,530
	Feng Hsin Iron & Steel Co.	4,302,310	6,505
*	Prime View International Co. Ltd.	3,905,000	6,363
	Teco Electric and Machinery Co. Ltd.	15,001,000	5,972
*	CMC Magnetics Corp.	26,385,700	5,794
	Eternal Chemical Co. Ltd.	6,184,395	5,731
	Advantech Co. Ltd.	3,138,622	5,586
	Formosa Taffeta Co. Ltd.	8,233,868	5,582
	Mitac International	11,884,427	5,558
	TSRC Corp.	4,706,398	5,482
	Cheng Uei Precision Industry Co. Ltd.	2,858,365	5,430
	Farglory Land Development Co. Ltd.	2,685,688	5,396
	Chinese Gamer International Corp.	421,000	5,348
	Kinsus Interconnect Technology Corp.	2,105,029	5,277
*	Evergreen Marine Corp. Taiwan Ltd.	10,365,879	5,235
	Nan Ya Printed Circuit Board Corp.	1,680,623	5,230
	Compal Communications Inc.	3,458,374	5,104
	Formosa International Hotels Corp.	402,936	5,028
	Formosa Sumco Technology Corp.	2,157,450	4,982
	Taiwan Secom Co. Ltd.	3,189,745	4,845
*	Capital Securities Corp.	10,404,000	4,824
*	Taiwan Business Bank	19,601,000	4,786
*	Nanya Technology Corp.	6,693,655	4,730
	Micro-Star International Co. Ltd.	7,869,882	4,585
*	Wan Hai Lines Ltd.	9,606,128	4,419
*	Wintek Corp.	6,620,000	4,408
*	Eva Airways Corp.	11,441,891	4,292
	Sino-American Silicon Products Inc.	1,981,412	4,289
*	Winbond Electronics Corp.	23,165,000	4,278
	Global Unichip Corp.	856,308	3,690
	Vanguard International Semiconductor Corp.	9,060,396	3,680
*	China Airlines Ltd.	11,307,765	3,515
	Yang Ming Marine Transport Corp.	9,941,450	3,512
	CSBC Corp. Taiwan	3,377,440	3,139
*	Evergreen International Storage & Transport Corp.	2,914,000	2,358
	Sincere Navigation	1,900,000	2,112
*	Tatung Co. Ltd. GDR	392,499	1,758
*	Via Technologies Inc.	1,160,400	702
*	Shin Kong Financial Holding Co., Ltd. Rights Exp. 12/7/09	2,167,853	200
*	Ya Hsin Industrial Co. Ltd.	5,306,018	—
			3,019,622
	Thailand (1.3%)		
	PTT PCL (Foreign)	7,085,837	50,156
	PTT Exploration & Production PCL (Foreign)	11,372,618	48,557
	Bangkok Bank PCL (Foreign)	9,380,231	31,461
	Kasikornbank PCL (Foreign)	11,839,449	28,702
	Siam Commercial Bank PCL (Foreign)	11,657,057	26,587
	Advanced Info Service PCL (Foreign)	7,651,177	19,592
	Banpu PCL (Foreign)	1,197,417	15,395
	Bangkok Bank PCL (Local)	4,607,643	15,235
	Siam Cement PCL (Foreign)	2,456,707	15,221
	Bank of Ayudhya PLC (Local)	20,991,834	11,146
	CP ALL PCL (Foreign)	18,883,615	10,653
	IRPC PCL (Foreign)	91,786,660	10,399
	Thai Oil PCL (Foreign)	7,851,800	9,538
	PTT PCL (Local)	1,061,800	7,516
	Krung Thai Bank PCL (Foreign)	27,600,921	7,196
	PTT Aromatics & Refining PCL (Foreign)	10,679,011	6,699
	PTT Chemical PCL (Foreign)	3,556,238	6,527
	BEC World PCL (Foreign)	9,222,225	6,139
*	TMB Bank PCL (Foreign)	170,098,844	5,541

77

Emerging Markets Stock Index Fund

	Shares	Market Value* ($000)
Land and Houses PCL (Foreign)	27,749,947	4,963
Siam Cement PCL (Local)	815,410	4,925
Total Access Communication PCL (Foreign)	4,189,891	4,834
Glow Energy PCL (Foreign)	5,030,555	4,782
Ratchaburi Electricity Generating Holding PCL	3,728,135	4,108
Advanced Info Service PCL (Local)	1,242,000	3,180
Total Access Communication PCL (Local)	2,108,400	2,433
Banpu PCL (Local)	184,600	2,380
IRPC Public Co. Ltd. (Local)	5,727,400	649
Thai Oil PCL (Local)	419,200	509
PTT Aromatics & Refining PCL	776,600	487
Glow Energy PCL	241,100	229
		365,739
Turkey (1.5%)		
Turkiye Garanti Bankasi AS	20,019,775	72,703
Turkcell Iletisim Hizmet AS	7,371,596	48,773
Akbank TAS	7,277,345	39,311
Turkiye Is Bankasi	10,324,272	39,101
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,927,797	22,025
Tupras Turkiye Petrol Rafine	1,232,595	21,171
* Turkiye Vakiflar Bankasi Tao	8,113,512	19,676
Turkiye Halk Bankasi AS	3,102,792	18,569
Haci Omer Sabanci Holding AS	4,905,588	17,935
* Yapi ve Kredi Bankasi AS	8,551,727	17,583
Turk Telekomunikasyon AS	5,311,652	16,122
BIM Birlesik Magazalar AS	374,083	13,563
* KOC Holding AS	5,139,260	13,092
* Eregli Demir ve Celik Fabrikalari TAS	4,442,781	12,061
Enka Insaat ve Sanayi AS	2,493,073	10,060
* Asya Katilim Bankasi AS	4,432,776	9,168
Dogan Sirketler Grubu Holdings	8,209,672	5,401
Coca-Cola Icecek AS	635,597	4,907
* Petkim Petrokimya Holding	928,475	4,476
* Turk Sise ve Cam Fabrikalari AS	4,053,452	4,254
* Tekfen Holding AS	1,327,921	3,802
Aksigorta AS	1,208,088	3,649
		417,402
Total Common Stocks (Cost $23,455,884)		27,356,702
Temporary Cash Investments (2.5%)[1]		
Money Market Fund (2.4%)		
[3,4] Vanguard Market Liquidity Fund, 0.225%	668,769,055	668,769

	Face Amount ($000)	Market Value* ($000)
U.S. Government and Agency Obligations (0.1%)		
[5,6,7] Federal Home Loan Bank Discount Notes, 0.220%, 3/26/10	7,000	6,996
[5,6] Fannie Mae Discount Notes, 0.200%, 3/24/10	4,000	3,998
		10,994
Total Temporary Cash Investments (Cost $679,760)		679,763
Total Investments (102.2%) (Cost $24,135,644)		28,036,465
Other Assets and Liabilities (–2.2%)		
Other Assets		96,280
Liabilities[4]		(704,520)
		(608,240)
Net Assets (100%)		27,428,225

78

Emerging Markets Stock Index Fund

At October 31, 2009, net assets consisted of:

	Amount ($000)
Paid-in Capital	25,466,974
Undistributed Net Investment Income	301,998
Accumulated Net Realized Losses	(2,235,127)
Unrealized Appreciation (Depreciation)	
Investment Securities	3,900,821
Futures Contracts	(2,876)
Swap Contracts	(4,604)
Foreign Currencies	1,039
Net Assets	27,428,225
Investor Shares—Net Assets	
Applicable to 293,888,902 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,024,208
Net Asset Value Per Share—Investor Shares	$23.90
Admiral Shares—Net Assets	
Applicable to 84,997,277 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,673,583
Net Asset Value Per Share—Admiral Shares	$31.45
Signal Shares—Net Assets	
Applicable to 15,309,730 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	463,272
Net Asset Value Per Share—Signal Shares	$30.26

	Amount ($000)
Institutional Shares—Net Assets	
Applicable to 72,285,967 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,730,528
Net Asset Value Per Share—Institutional Shares	$23.94
ETF Shares—Net Assets	
Applicable to 410,558,942 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,536,634
Net Asset Value Per Share—ETF Shares	$37.84

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $563,638,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 2.1%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the value of this security represented 0.9% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $617,087,000 of collateral received for securities on loan.

5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

6 Securities with a value of $5,347,000 have been segregated as collateral for open swap contracts.

7 Securities with a value of $4,498,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

79

Emerging Markets Stock Index Fund

Statement of Operations

	Year Ended October 31, 2009
	($000)
Investment Income	
Income	
Dividends[1]	413,734
Interest[2]	286
Security Lending	16,434
Total Income	430,454
Expenses	
The Vanguard Group—Note B	
Investment Advisory Services	512
Management and Administrative—Investor Shares	15,615
Management and Administrative—Admiral Shares	3,517
Management and Administrative—Signal Shares	605
Management and Administrative—Institutional Shares	1,588
Management and Administrative—ETF Shares	14,039
Marketing and Distribution—Investor Shares	1,752
Marketing and Distribution—Admiral Shares	410
Marketing and Distribution—Signal Shares	95
Marketing and Distribution—Institutional Shares	328
Marketing and Distribution—ETF Shares	2,115
Custodian Fees	9,955
Auditing Fees	40
Shareholders' Reports and Proxies—Investor Shares	455
Shareholders' Reports and Proxies—Admiral Shares	27
Shareholders' Reports and Proxies—Signal Shares	3
Shareholders' Reports and Proxies—Institutional Shares	—
Shareholders' Reports and Proxies—ETF Shares	867
Trustees' Fees and Expenses	28
Total Expenses	51,951
Net Investment Income	378,503
Realized Net Gain (Loss)	
Investment Securities Sold	(1,269,893)
Futures Contracts	25,109
Foreign Currencies	(9,547)
Realized Net Gain (Loss)	(1,254,331)
Change in Unrealized Appreciation (Depreciation)	
Investment Securities	8,594,820
Futures Contracts	(4,676)
Swap Contracts	(4,604)
Foreign Currencies	2,448
Change in Unrealized Appreciation (Depreciation)	8,587,988
Net Increase (Decrease) in Net Assets Resulting from Operations	7,712,160

1 Dividends are net of foreign withholding taxes of $48,944,000.

2 Interest income from an affiliated company of the fund was $229,000.

See accompanying Notes, which are an integral part of the Financial Statements.

80

Emerging Markets Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,	
	2009 ($000)	2008 ($000)
Increase (Decrease) in Net Assets		
Operations		
Net Investment Income	378,503	649,638
Realized Net Gain (Loss)	(1,254,331)	163,245
Change in Unrealized Appreciation (Depreciation)	8,587,988	(16,915,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,712,160	(16,102,966)
Distributions		
Net Investment Income		
Investor Shares	(231,087)	(229,894)
Admiral Shares	(69,431)	(66,571)
Signal Shares	(12,807)	(8,343)
Institutional Shares	(45,949)	(24,830)
ETF Shares	(251,740)	(111,980)
Realized Capital Gain		
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(611,014)	(441,618)
Capital Share Transactions		
Investor Shares	(309,416)	(954,191)
Admiral Shares	333,668	218,311
Signal Shares	42,629	207,807
Institutional Shares	304,253	471,828
ETF Shares	7,449,732	3,320,651
Net Increase (Decrease) from Capital Share Transactions	7,820,866	3,264,406
Total Increase (Decrease)	14,922,012	(13,280,178)
Net Assets		
Beginning of Period	12,506,213	25,786,391
End of Period[1]	27,428,225	12,506,213

1 Net Assets—End of Period includes undistributed net investment income of $301,998,000 and $540,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

81

Emerging Markets Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31,				
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.66	$36.78	$22.05	$16.91	$12.88
Investment Operations					
Net Investment Income	.398[1]	.780	.604[1]	.396	.307
Net Realized and Unrealized Gain (Loss) on Investments[2]	8.542	(21.313)	14.522	5.059	3.982
Total from Investment Operations	8.940	(20.533)	15.126	5.455	4.289
Distributions					
Dividends from Net Investment Income	(.700)	(.587)	(.396)	(.315)	(.259)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.700)	(.587)	(.396)	(.315)	(.259)
Net Asset Value, End of Period	$23.90	$15.66	$36.78	$22.05	$16.91
Total Return[3]	60.07%	–56.66%	69.59%	32.55%	33.66%
Ratios/Supplemental Data					
Net Assets, End of Period (Millions)	$7,024	$5,345	$14,150	$7,202	$4,937
Ratio of Total Expenses to Average Net Assets	0.40%	0.32%	0.37%	0.42%	0.45%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.81%	2.24%	2.20%	2.48%
Portfolio Turnover Rate[4]	12%	20%	9%	26%	15%

1 Calculated based on average shares outstanding.

2 Includes increases from redemption fees of \$.01, \$.02, \$.01, \$.01, and \$.00.

3 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases; the 2% fee assessed on redemptions until March 23, 2005, and held for less than two months; the 0.25% (0.50% prior to June 26, 2008) fee on all other redemptions; or the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

82

Emerging Markets Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2009	2008	2007	June 23, 2006[1] to Oct. 31, 2006
Net Asset Value, Beginning of Period	$20.63	$48.47	$29.03	$25.00
Investment Operations				
Net Investment Income	.567[2]	1.079	.853[2]	.222
Net Realized and Unrealized Gain (Loss) on Investments[3]	11.222	(28.099)	19.121	3.808
Total from Investment Operations	11.789	(27.020)	19.974	4.030
Distributions				
Dividends from Net Investment Income	(.969)	(.820)	(.534)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.969)	(.820)	(.534)	—
Net Asset Value, End of Period	$31.45	$20.63	$48.47	$29.03
Total Return[4]	60.29%	-56.63%	69.82%	16.12%
Ratios/Supplemental Data				
Net Assets, End of Period (Millions)	$2,674	$1,508	$3,514	$1,491
Ratio of Total Expenses to Average Net Assets	0.27%	0.20%	0.25%	0.30%[5]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.93%	2.36%	2.32%[5]
Portfolio Turnover Rate[6]	12%	20%	9%	26%

1 Inception.

2 Calculated based on average shares outstanding.

3 Includes increases from redemption fees of $.01, $.03, $.01, and $.01.

4 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and the 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions.

5 Annualized.

6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

83

Emerging Markets Stock Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2009	Year Ended October 31, 2008	Jan. 19, 2007[1] to Oct. 31, 2007
Net Asset Value, Beginning of Period	**$19.85**	**$46.61**	**$30.38**
Investment Operations			
Net Investment Income	.553[2]	1.029	.580[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	10.795	(27.029)	15.650
Total from Investment Operations	11.348	(26.000)	16.230
Distributions			
Dividends from Net Investment Income	(.938)	(.760)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.938)	(.760)	—
Net Asset Value, End of Period	**$30.26**	**$19.85**	**$46.61**
Total Return[4]	**60.33%**	**–56.64%**	**53.42%**
Ratios/Supplemental Data			
Net Assets, End of Period (Millions)	$463	$266	$385
Ratio of Total Expenses to Average Net Assets	0.27%	0.20%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.93%	2.36%[5]
Portfolio Turnover Rate[6]	12%	20%	9%

1 Inception.

2 Calculated based on average shares outstanding.

3 Includes increases from redemption fees of $.01, $.02, and $.00.

4 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2008, 0.50% prior to June 26, 2008) transaction fee on purchases and the 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions.

5 Annualized.

6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

84

Emerging Markets Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.71	$36.90	$22.11	$16.95	$12.90
Investment Operations					
Net Investment Income	.437[1]	.835	.686[1]	.443	.344
Net Realized and Unrealized Gain (Loss) on Investments[2]	8.547	(21.393)	14.533	5.059	3.982
Total from Investment Operations	8.984	(20.558)	15.219	5.502	4.326
Distributions					
Dividends from Net Investment Income	(.754)	(.632)	(.429)	(.342)	(.276)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.754)	(.632)	(.429)	(.342)	(.276)
Net Asset Value, End of Period	$23.94	$15.71	$36.90	$22.11	$16.95
Total Return[3]	60.41%	-56.61%	69.90%	32.78%	33.92%
Ratios/Supplemental Data					
Net Assets, End of Period (Millions)	$1,731	$887	$1,463	$559	$468
Ratio of Total Expenses to Average Net Assets	0.23%	0.15%	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.33%	2.98%	2.41%	2.37%	2.64%
Portfolio Turnover Rate[4]	12%	20%	9%	26%	15%

1 Calculated based on average shares outstanding.

2 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.00.

3 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases; the 2% fee assessed on redemptions until March 23, 2005, and held for less than two months; or the 0.25% (0.50% prior to June 26, 2008) fee on all other redemptions.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Emerging Markets Stock Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2009	2008[2]	2007[2]	2006[2]	March 4, 2005[1] to Oct. 31, 2005[2]
Net Asset Value, Beginning of Period	$24.83	$58.31	$34.96	$26.81	$25.28
Investment Operations					
Net Investment Income	.668[3]	1.303	1.065[3]	.667	.435
Net Realized and Unrealized Gain (Loss) on Investments[4]	13.520	(33.798)	22.955	8.022	1.095
Total from Investment Operations	14.188	(32.495)	24.020	8.689	1.530
Distributions					
Dividends from Net Investment Income	(1.178)	(.985)	(.670)	(.539)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.178)	(.985)	(.670)	(.539)	—
Net Asset Value, End of Period	$37.84	$24.83	$58.31	$34.96	$26.81
Total Return	60.28%	−56.62%	69.78%	32.74%	6.05%
Ratios/Supplemental Data					
Net Assets, End of Period (Millions)	$15,537	$4,500	$6,275	$1,582	$375
Ratio of Total Expenses to Average Net Assets	0.27%	0.20%	0.25%	0.30%	0.30%[5]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.93%	2.36%	2.32%	2.59%[5]
Portfolio Turnover Rate[6]	12%	20%	9%	26%	15%

1 Inception.

2 Adjusted to reflect a 2-for-1 share split as of the close business on June 13, 2008.

3 Calculated based on average shares outstanding.

4 Includes increases from redemption fees of $.01, $.02, $.03, $.03 and $.03.

5 Annualized.

6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

86

Emerging Markets Stock Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced

87

Emerging Markets Stock Index Fund

more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund has entered into an equity swap contract to earn the total return on a selected stock in the fund's target index. Investing through the swap provides a return advantage over buying the individual stock. Under the terms of the swap, the fund receives the total return (either receiving the increase or paying the decrease) on the reference stock, applied to a notional amount that is the value of a designated number of shares of the stock at the beginning of the swap. The counterparty pays the fund a fixed rate less a specified interest rate spread, that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount equal to the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date. The fund's maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund's financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

88

Emerging Markets Stock Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $5,402,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.16% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the fund's investments as of October 31, 2009, based on the inputs used to value them:

Investments	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Common Stocks—North and South America	6,303,259	—	—
Common Stocks—Other	1,071,341	19,982,102	—
Temporary Cash Investments	668,769	10,994	—
Futures Contracts—Assets[1]	135	—	—
Swap Contracts—Liabilities	—	(4,604)	—
Total	8,043,504	19,988,492	—

1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
Futures Contracts	Expiration	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
MSCI Taiwan Index	November 2009	2,700	71,685	(2,876)

89

Emerging Markets Stock Index Fund

Total Return Swaps

Reference Entity	Termination Date	Counterparty[1]	Notional Amount ($000)	Floating Interest Rate Received (Paid)[2]	Unrealized Appreciation (Depreciation) ($000)
Cyrela Brazil Realty SA	Jan. 21, 2010	MSCS	21,141	4.89%	(4,604)

1 MSCS—Morgan Stanley Capital Services.

2 Based on one-month Fed Funds rate as of October 31, 2009.

The fund had net unrealized foreign currency gains of $1,039,000 resulting from the translation of other assets and liabilities at October 31, 2009.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency losses of $9,547,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $3,107,000 on the fund's passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $3,271,000, which have been included in current and prior periods' taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund's passive foreign investment company holdings at October 31, 2009, was $17,309,000.

During the year ended October 31, 2009, the fund realized $179,907,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $345,678,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,235,121,000 to offset future net capital gains of $15,143,000 through October 31, 2012, $167,331,000 through October 31, 2014, $460,853,000 through October 31, 2016, and $1,591,794,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $24,152,956,000. Net unrealized appreciation of investment securities for tax purposes was $3,883,509,000, consisting of unrealized gains of $5,735,715,000 on securities that had risen in value since their purchase and $1,852,206,000 in unrealized losses on securities that had fallen in value since their purchase.

90

Emerging Markets Stock Index Fund

F. During the year ended October 31, 2009, the fund purchased $10,332,952,000 of investment securities and sold $2,765,237,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended October 31,			
	2009		2008	
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares				
Issued	1,853,897	96,420	3,872,977	135,857
Issued in Lieu of Cash Distributions	223,214	15,577	222,748	6,777
Redeemed[1]	(2,386,527)	(159,509)	(5,049,916)	(185,897)
Net Increase (Decrease)—Investor Shares	(309,416)	(47,512)	(954,191)	(43,263)
Admiral Shares				
Issued	639,959	25,023	997,071	24,577
Issued in Lieu of Cash Distributions	60,382	3,205	58,820	1,359
Redeemed[1]	(366,673)	(16,316)	(837,580)	(25,354)
Net Increase (Decrease)—Admiral Shares	333,668	11,912	218,311	582
Signal Shares				
Issued	154,975	6,912	301,803	8,027
Issued in Lieu of Cash Distributions	11,476	633	7,172	172
Redeemed[1]	(123,822)	(5,646)	(101,168)	(3,051)
Net Increase (Decrease)—Signal Shares	42,629	1,899	207,807	5,148
Institutional Shares				
Issued	554,729	28,701	650,503	24,200
Issued in Lieu of Cash Distributions	28,341	1,978	16,639	505
Redeemed[1]	(278,817)	(14,848)	(195,314)	(7,891)
Net Increase (Decrease)—Institutional Shares	304,253	15,831	471,828	16,814
ETF Shares				
Issued	7,505,813	231,324	3,410,974	76,025[2]
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(56,081)	(2,000)	(90,323)	(2,400)[2]
Net Increase (Decrease)—ETF Shares	7,449,732	229,324	3,320,651	73,625[2]

1 Net of redemption fees for fiscal 2009 and 2008 of $5,687,000 and $14,015,000, respectively (fund totals).

2 Shares adjusted to reflect a 2-for-1 split as of the close of business on June 13, 2008.

H. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

91

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

TOEWS FUNDS

Adviser	Toews Corporation Cornerstone Commerce Center 1201 New Road, Suite 111 Linwood, NJ 08221
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45263

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-558-6397 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-558-6397.

Toews Hedged Emerging Markets Fund • 4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-877-558-6397

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $12,500

2009 – N/A

(b)

Audit-Related Fees

2010 – None

2009 – N/A

(c)

Tax Fees

2010 – $2,500

2009 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2010

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,500

2009 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/8/10

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/8/10